CLARITY DUO VARIABLE UNIVERSAL LIFE

                                     PHOTO

Prospectus
May 1, 2008

[LOGO](R) RBC Insurance                                     Insurance offered by
                                                  Liberty Life Insurance Company

          FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

                                   issued by

                          RBC VARIABLE LIFE ACCOUNT A

                                      and

                        LIBERTY LIFE INSURANCE COMPANY

                                  May 1, 2008

Service Center:

P.O. Box 19086
Greenville, SC 29602-9086
1-800-423-9398

   This prospectus describes a flexible premium adjustable variable life insurance policy (Policy) issued by Liberty Life Insurance Company. Liberty Life Insurance Company operates under the RBC Insurance(R) brand and may be referred to as RBC, RBC Insurance(R), the Company, us, our or we in this prospectus.

   You can allocate all or part of your Accumulation Value to:

  . The available Investment Options (you have the investment risk, including possible loss of principal)

  . Our Fixed Account (we have the investment risk and guarantee a certain investment rate on your investment)

 THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED
  THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

            NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE.

                               TABLE OF CONTENTS

                                                                  Page
                                                                  ----
         POLICY BENEFITS/RISKS SUMMARY...........................   4
         POLICY BENEFITS.........................................   4
         POLICY RISKS............................................   5
         FEE TABLE...............................................   7
         THE COMPANY.............................................  12
         RBC VARIABLE LIFE ACCOUNT A.............................  12
         THE POLICY..............................................  13
            Ownership............................................  13
            Changes to Policy....................................  14
         PURCHASING THE POLICY...................................  14
            Premiums.............................................  14
            Applying For a Policy and Insurance Coverage.........  15
            Issue Ages...........................................  15
            Allocation of Premiums...............................  16
            Free Look Period.....................................  16
            Lapse, Grace Period and Reinstatement................  16
            Maturity Date........................................  17
            Extension of Maturity Date...........................  17
            Termination of Policy................................  17
         POLICY VALUES...........................................  17
            Accumulation Value...................................  17
            Cash Surrender Value.................................  17
            Accumulation Unit Values.............................  18
            Right to Refund......................................  18
         DEATH BENEFIT...........................................  18
            Settlement Options...................................  20
            Insurance Riders.....................................  20
         CHARGES AND DEDUCTIONS..................................  21
         GENERAL.................................................  21
         PERIODIC CHARGES........................................  21
            Monthly Deduction....................................  21
            Fund Facilitation Fee................................  23
            Loan Interest Charged................................  23
            Investment Option Expenses...........................  23
         TRANSACTION CHARGES.....................................  23
            Surrender Charge.....................................  23
            Partial Surrender Fee................................  24
            Reduction or Elimination of the Surrender Charge.....  24
            Transfer Fee.........................................  24
            Taxes................................................  24
         INVESTMENT OPTIONS......................................  24
            Adding, Deleting, or Substituting Investment Options.  27
            Voting...............................................  28
         FIXED ACCOUNT...........................................  28
         TRANSFERS...............................................  28
            Market Timing/Disruptive Transfers...................  29
            Dollar Cost Averaging................................  31
            Asset Rebalancing Option.............................  32
            Sweep Program........................................  32
            Asset Allocation Option..............................  33

                                                           Page
                                                           ----
                ACCESS TO YOUR MONEY......................  33
                   Loans..................................  33
                   Surrenders.............................  34
                FEDERAL TAX MATTERS.......................  35
                   Life Insurance in General..............  35
                   Taking Money Out of Your Policy........  35
                   Diversification and Owner Control......  36
                   Payment Options........................  37
                   Qualified Plans........................  37
                   Business Use...........................  37
                   Tax Treatment of Assignments...........  37
                   1035 Exchanges.........................  38
                STATE VARIATIONS..........................  38
                DISTRIBUTOR...............................  38
                LEGAL PROCEEDINGS.........................  39
                FINANCIAL STATEMENTS......................  39
                APPENDIX A-Glossary....................... A-1
                APPENDIX B-Investment Options............. B-1
                APPENDIX C-Discontinued Investment Options C-1

                         POLICY BENEFITS/RISKS SUMMARY

   This summary describes the benefits and risks of the Policy. More detailed information can be found in other sections of this prospectus and in the Statement of Additional Information (SAI). Appendix A to this prospectus contains a Glossary of certain words or phrases used in this prospectus.

                                POLICY BENEFITS

PURCHASING THE POLICY

   This Policy has been designed in conjunction with a single premium immediate annuity contract. At the time you purchase the Policy you will also purchase an immediate annuity contract that will provide annuity payments to be used as the Premiums for the Policy. A single premium immediate annuity IRA contract may also be used to fund the Premiums for the Policy.

INVESTMENT OPTIONS

   You can allocate your money to our Fixed Account or to any or all of the available Investment Options.

DEATH BENEFIT

   We pay the Death Proceeds to your Beneficiary when the Insured dies. The amount of the Death Benefit depends on your Policy's Accumulation Value and, under some circumstances, the Specified Amount of your Policy.

   The actual amount payable to your Beneficiary is the Death Proceeds, which are equal to the Death Benefit less any Indebtedness, less any Monthly Deductions required if the Primary Insured dies during the Grace Period. There is a Guaranteed Minimum Death Benefit (GMDB) (provided certain payments are made and provided that you do not take a partial surrender or a loan).

   All or part of the Death Proceeds may be paid in a lump sum or applied under one of the Payment Options contained in the Policy.

SURRENDERS AND PARTIAL SURRENDERS

   Surrenders: You may terminate the Policy at any time. We will pay you the Cash Surrender Value as of the Business Day we receive your request in good order. We may assess a Surrender Charge.

   Partial Surrenders: After the first Policy Year, you may surrender a part of the Cash Surrender Value. You can make a partial surrender 12 times each Policy Year. Each partial surrender must be for at least $250. We may assess a Surrender Charge and Partial Surrender Fee. A partial surrender will affect the amount of the Death Benefit.

EXTENSION OF MATURITY DATE

   If all past due Monthly Deductions have been paid, the Policy will automatically continue in force beyond the Maturity Date until the earlier of the death of the Primary Insured or the date we receive your request to surrender the Policy.

TRANSFERS

   You can transfer money among the Fixed Account and the Investment Options. You can make 20 free transfers every Policy Year. After that, there is a transfer fee.

LOANS

   You may take a loan while the Policy is in force and not in a Grace Period. The amount of the loan can be any amount not to exceed the loan value, which is less than your Accumulation Value. If the Primary Insured is 85 or older, the Policy provides for an automatic loan extension. Under the loan extension, the Policy will not terminate for maximum Indebtedness.

SUPPLEMENTAL BENEFITS

   The Policy is supplemented with the following riders:

  .  Accelerated Death Benefit Rider
  .  Guaranteed Minimum Death Benefit Rider

                                 POLICY RISKS

SUITABILITY

   It may not be advantageous for you to replace existing insurance coverage or buy additional insurance coverage if you already own a variable life insurance policy.

   You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. The Policy has been designed to meet long-term financial goals. The Policy is not suitable as a short-term investment. The Policy is not designed to serve as a vehicle for frequent trading.

INVESTMENT RISK

   If you invest your Accumulation Value in one or more of the Investment Options, you will be subject to the investment risk that the investment return may be unfavorable and your Accumulation Value could decrease. A complete discussion of the risks of each Investment Option may be found in the prospectuses for the Investment Options. If you allocate your Accumulation Value to the Fixed Account, then we credit your Policy's Accumulation Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum rate specified in your Policy.

RISK OF LAPSE

   At the end of any Policy Month, if your Cash Surrender Value is not enough to pay the Monthly Deductions for the following month, your Policy may enter a 61-day Grace Period. If sufficient Premium is not paid during the Grace Period, all coverage under the Policy and any rider(s) will terminate without value at the end of the Grace Period. Your Policy may also lapse if your Indebtedness equals or exceeds the Accumulation Value less the Surrender Charge, if any, which applies if the Policy is surrendered in full. Termination of the Policy with a loan outstanding may have Federal tax consequences. You may reinstate a lapsed Policy, subject to certain requirements.

SURRENDER RISKS

   The Surrender Charge under the Policy applies for 10 Policy Years after the Policy Date. It is possible that you will receive no Cash Surrender Value if you surrender your Policy in the first few Policy Years. In addition, if you take a partial surrender, the Guaranteed Minimum Death Benefit rider terminates, which may result in a lower Death Benefit. If this rider terminates in the first 7 Policy Years your Policy will, in most cases, be classified as a Modified Endowment Contract ("MEC"). See "Insurance Riders-Guaranteed Minimum Death Benefit Rider" and "Tax Risks". You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time.

   Even if you do not surrender your Policy, Surrender Charges may determine whether your Policy will lapse (terminate without value), because Surrender Charges affect the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse). See "Risk of Lapse" above.

   Partial surrenders are not permitted during the first Policy Year. After the first Policy Year, you can make a partial surrender 12 times each Policy Year. Partial surrenders will be limited to such amounts so that the partial surrender will not reduce the Cash Surrender Value below $500. There is a Partial Surrender Fee assessed. We may also assess a pro-rata portion of the Surrender Charge. If you make a partial surrender, the Specified Amount will be reduced.

   A surrender may have tax consequences.

LOAN RISKS

   A Policy loan, whether or not unpaid, will have a permanent effect on Death Benefits and Policy values, because the amount of the Policy loan transferred to the Loan Account will not share in the investment results of the Investment Options while the Policy loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Options and/or the Fixed Account, the values and benefits under the Policy will be reduced (and the Policy may even terminate) as a result of the Policy loan. Furthermore, if not repaid, the Policy loan will reduce the amount of Death Benefit and Cash Surrender Value. If you take a loan from the Policy, the Guaranteed Minimum Death Benefit rider terminates, which may result in a lower Death Benefit. If this rider terminates in the first seven Policy Years, your Policy will, in most cases, be classified as a MEC. See "Tax Risks" below.

   We reduce the amount we pay on the Primary Insured's death by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if your Indebtedness equals or exceeds the Accumulation Value less the Surrender Charge, if any, which applies if the Policy is surrendered in full.

   If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount received plus the amount of the loan, to the extent it exceeds the cost basis in the Policy, will generally be treated as ordinary income subject to tax.

TAX RISKS

   We believe that the Policy will qualify as a life insurance contract under Federal tax laws. However, due to the complexity of these laws and the limited guidance available, there is some uncertainty as to the application of these tax laws to the Policy. Assuming that the Policy qualifies as a life insurance contract, the Death Benefits payable to a Beneficiary under the Policy should be excludible from the gross income of the Beneficiary.

   Tax law classifies certain life insurance contracts as MECs depending upon the amount and timing of Premiums paid into the Policy. If the Policy is classified as a MEC, any loans or withdrawals from the Policy will be includible in taxable income to the extent of earnings in the Policy and may be subject to a 10% penalty if you have not reached age 59 1/2. If a Policy is not a MEC, distributions are first treated as a non-taxable return of investment in the Policy and then as taxable income. The 10% penalty does not apply to such distributions. Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

   Under current Federal tax rules, it is unclear under which circumstances a Policyowner, because of the degree of control he or she exercises over the investments underlying the Policy, will be considered the owner of those underlying investments. It is not known whether the ability to transfer among Investment Options or the number or type of investment choices available under the Policy would cause the Policyowner to be treated as the owner of the underlying assets, resulting in loss of favorable tax treatment for the Policy. At this time, it cannot be determined whether additional guidance will be provided by the Internal Revenue Service (IRS) regarding these issues and what standards may be contained in such guidance.

   Due to the complexity of the tax laws affecting life insurance contracts, you should consult your tax advisor regarding your particular circumstances and how these laws may affect you.

   See "Federal Tax Matters" for further information about taxes.

                                   FEE TABLE

   The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer Accumulation Value between Investment Options.

                               Transaction Fees

Charge                        When Charge is Deducted                 Amount Deducted
------                        -----------------------                 ---------------
Surrender Charge(1)
Minimum and Maximum         Upon full surrender during   First year charge ranges from $14.40-
                            Policy Years 1-10            $60.00 per $1,000 of Specified Amount.

Charge for female, Issue    Upon full surrender during   $38.88 per $1,000 of Specified Amount.
Age 60, standard Non-smoker Policy Years 1-10

                            Upon partial surrender       Pro-rata portion of full Surrender Charge
                                                         based on proportion of Accumulation
                                                         Value surrendered.

Partial Surrender Fee       Upon partial surrender       $25

Transfer Fee                Upon transfers after 20 free $25 per transfer
                            transfers per Policy Year

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(1)Surrender Charges vary by year of surrender, sex, Issue Age, and Rate Class of the Primary Insured. The 10 year Surrender Charge for total surrenders grades down each of the first 10 Policy Years and is zero after Policy Year
   10. The Surrender Charges shown in the table may not be representative of the charge you would pay. You can obtain additional information about the charge that will apply to you by contacting our Service Center at P.O. Box 19086, Greenville, SC 29602-9086 or by calling 1-800-423-9398. Your Policy will be issued with a Surrender Charge Schedule that shows the Surrender Charge each Policy Year for your Policy.

   The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Investment Option fees and expenses.

       Periodic Charges Other than Investment Option Operating Expenses

Charge                            When Charge is Deducted                  Amount Deducted
------                            -----------------------                  ---------------
Cost of Insurance(1)
(Minimum and Maximum COI      On Policy Date and monthly on   Monthly equivalent of 0.88% for Policy
Charge)                       each Monthly Anniversary Day    Years 1-10 of Accumulation Value up to a
                                                              maximum of $83.33 per $1,000 of Net
                                                              Amount at Risk(2)
                                                              Monthly equivalent of 0.63% annually for
                                                              Policy Years 11 and later of Accumulation
                                                              Value up to a maximum of $83.33 per
                                                              $1,000 of Net Amount at Risk(2)

COI Charge for female,        On Policy Date and monthly on   Monthly equivalent of 1.17% annually for
Issue Age 60,                 each Monthly Anniversary Day    Policy Years 1-10 of Accumulation Value
standard Non-smoker(3)                                        Monthly equivalent of 1.00% annually for
                                                              Policy Years 11 and later of Accumulation
                                                              Value

Expense Charge(4)(5)          On Policy Date and monthly on   Monthly equivalent of 0.60%-1.33%
(Minimum and Maximum          each Monthly Anniversary Day    annually for Policy Years 1-10 of
Charge)                                                       Accumulation Value(6)

Expense Charge for female,    On Policy Date and monthly on   Monthly equivalent of 0.71% annually for
Issue Age 60, standard Non-   each Monthly Anniversary Day    Policy Years 1-10 of Accumulation
smoker(3)                                                     Value(7)

Risk Charge(4)(5)             On Policy Date and monthly on   Monthly equivalent of 0.40%-0.70%
(Minimum and Maximum          each Monthly Anniversary Day    annually for Policy Years 1-10 of
Charge)                                                       Accumulation Value(8)

Risk Charge for female, Issue On Policy Date and monthly on   Monthly equivalent of 0.40% annually for
Age 60, standard Non-         each Monthly Anniversary Day    Policy Years 1-10 of Accumulation
smoker(3)                                                     Value(9)

Fund Facilitation Fee(10)     Daily as part of Accumulation   0.20% of Accumulation Value invested in
                              Unit value calculation          the Vanguard Variable Insurance Fund

Loan Interest Rate Charged    Upon first interest payment due 4% in arrears
                              date and on each Policy
                              Anniversary

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(1) Cost of insurance charges vary based on the sex, Issue Age, and Rate Class of the Primary Insured and the Policy Year. The cost of insurance charges shown in the table above may not be representative of the charges you would pay. Your Policy's schedule page will indicate the guaranteed cost of insurance charges for your Policy.
(2) See "Charges and Deductions-Periodic Charges-Monthly Deduction" in this prospectus regarding the Net Amount at Risk.
(3) A female, Issue Age 60, in a standard Non-smoker class has been determined to be the representative Primary Insured.
(4) We do not deduct the Expense Charge or the Risk Charge once the Primary Insured reaches age 100.

(5) The Expense Charge and the Risk Charge vary based on the individual characteristics of the Insured. The charges shown in the table may not be representative of the charges you would pay. You can obtain additional information about the charges that will apply to you by contacting our Service Center at P.O. Box 19086, Greenville, SC 29602-9086 or by calling 1-800-423-9398.
(6) The minimum and maximum Expense Charge for Policy Years 11 and later is 0.40%-1.13% annually of Accumulation Value.
(7) The Expense Charge for a female, Issue Age 60, standard Non-smoker for Policy Years 11 and later would be 0.66% annually of Accumulation Value.
(8) The minimum and maximum Risk Charge for Policy Years 11 and later is 0.15%-0.45% annually of Accumulation Value.
(9) The Risk Charge for a female, Issue Age 60, standard Non-smoker for Policy Years 11 and later would be 0.20% annually of Accumulation Value.
(10)The Fund Facilitation Fee is only deducted from any Accumulation Value you have invested in the Vanguard Variable Insurance Fund.

   We do not assess a charge for the Accelerated Death Benefit Rider or Guaranteed Minimum Death Benefit Rider.

   The next item shows the minimum and maximum total operating expenses for the year ended December 31, 2007 charged by the Investment Options that you may pay periodically during the time that you own the Policy. More details concerning each Portfolio's fees and expenses (including distribution and/or service (Rule 12b-1) fees) are contained in the prospectuses for the Investment Options.

Range of Investment Option Operating Expenses for Available Investment Options*

                                                                                    Minimum Maximum
                                                                                    ------- -------
Total Annual Portfolio Operating Expenses
  (expenses that are deducted from a Portfolio's assets, including management fees,
  12b-1 fees and other expenses)                                                     0.16%   1.72%

Total Net Annual Portfolio Operating Expenses After Fee Waiver and/or Expense
  Reimbursement**
  (expenses that are deducted from a Portfolio's assets, including management fees,
  12b-1 fees and other expenses after any applicable waiver and/or reimbursement
  arrangement)                                                                       0.16%   1.70%

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* The Company has discontinued offering the Alger American Growth Portfolio, the Alger American Capital Appreciation Portfolio (formerly, Alger American Leveraged AllCap Portfolio), and the Alger American MidCap Growth Portfolio. If you are invested in these discontinued Investment Options, see Appendix C herein. See the Investment Option prospectuses for information regarding the fees and expenses of those portfolios.

** The range of Total Net Annual Portfolio Operating Expenses takes into account contractual arrangements for certain Portfolios that require the advisor to waive or reimburse operating expenses until at least May 1, 2009, as described in more detail in the chart and footnotes.

   The following table shows the annual operating expenses for each Investment Option for the year ended December 31, 2007, before and after any applicable contractual expense reimbursements and/or waivers. The expenses of the Investment Options shown below are based on data provided by the respective underlying funds. We have not independently verified such data. There is no guarantee that actual expenses will be the same as those shown in the table.

Total Annual Portfolio Operating Expenses for Each Available Investment Option

                                                                                              Total              Total Net
                                                             Distribution          Acquired  Annual    Expenses   Annual
                                                                and/or               Fund   Portfolio   Waived   Portfolio
                                                  Management   Service     Other   Fees and Operating   and/or   Operating
                                                     Fees    (12b-1) Fees Expenses Expenses Expenses  Reimbursed Expenses
                                                  ---------- ------------ -------- -------- --------- ---------- ---------
AIM VARIABLE INSURANCE FUNDS
   AIM V.I. Capital Development Fund (Series I
    Shares)(1)(2)................................    0.75%         --       0.31%    0.00%    1.06%      0.01%     1.05%
   AIM V.I. Core Equity Fund (Series I
    Shares)(1)(3)................................    0.60%         --       0.28%    0.02%    0.90%      0.01%     0.89%
   AIM V.I. High Yield Fund (Series I
    Shares)(3)(4)................................    0.63%         --       0.52%    0.01%    1.16%      0.19%     0.97%
AMERICAN CENTURY VARIABLE
 PORTFOLIOS, INC. (Class I Shares)
   VP Income & Growth(5)(6)......................    0.70%         --       0.01%    0.00%    0.71%      0.00%     0.71%
   VP Ultra(R)(5)(6).............................    1.00%         --       0.01%    0.00%    1.01%      0.00%     1.01%
   VP Value(5)(6)................................    0.93%         --       0.01%    0.00%    0.94%      0.00%     0.94%
DREYFUS INVESTMENT PORTFOLIOS
   Small Cap Stock Index Portfolio
    (Service Shares).............................    0.35%       0.25%      0.01%    0.00%    0.61%      0.00%     0.61%
DREYFUS STOCK INDEX FUND, INC.
   (Initial Shares)..............................    0.25%         --       0.02%    0.00%    0.27%      0.00%     0.27%
JANUS ASPEN SERIES
   Janus Aspen International Growth Portfolio
    (Institutional Shares)(7)....................    0.64%         --       0.06%    0.00%    0.70%      0.00%     0.70%
   Janus Aspen Small Company Value Portfolio
    (Service Shares)(8)(9).......................    0.74%       0.25%      0.72%    0.01%    1.72%      0.02%     1.70%
LAZARD RETIREMENT SERIES, INC.
   Lazard Retirement U.S. Small Cap Equity
    Portfolio(Service Shares)(10)................    0.75%       0.25%      0.33%    0.00%    1.33%      0.08%     1.25%
LORD ABBETT SERIES FUND, INC.
 (Class VC Shares)
   America's Value Portfolio(11).................    0.75%         --       0.45%    0.00%    1.20%      0.05%     1.15%
   Bond-Debenture Portfolio(11)..................    0.50%         --       0.45%    0.00%    0.95%      0.10%     0.85%
   Growth and Income Portfolio...................    0.47%         --       0.41%    0.00%    0.88%      0.00%     0.88%
   Mid-Cap Value Portfolio.......................    0.74%         --       0.38%    0.00%    1.12%      0.00%     1.12%
T. ROWE PRICE EQUITY SERIES, INC.
   T. Rowe Price Blue Chip Growth Portfolio......    0.85%         --       0.00%    0.00%    0.85%      0.00%     0.85%
   T. Rowe Price Equity Income Portfolio II......    0.85%       0.25%      0.00%    0.00%    1.10%      0.00%     1.10%
   T. Rowe Price Health Sciences Portfolio II....    0.95%       0.25%      0.00%    0.00%    1.20%      0.00%     1.20%
   T. Rowe Price Personal Strategy Balanced
    Portfolio(12)(13)............................    0.90%         --       0.00%    0.00%    0.90%      0.00%     0.90%
VANGUARD VARIABLE INSURANCE FUND
   Capital Growth Portfolio......................    0.39%         --       0.03%    0.00%    0.42%      0.00%     0.42%
   Mid-Cap Index Portfolio.......................    0.20%         --       0.04%    0.00%    0.24%      0.00%     0.24%
   REIT Index Portfolio..........................    0.26%         --       0.04%    0.00%    0.30%      0.00%     0.30%
   Total Bond Market Index Portfolio.............    0.13%         --       0.03%    0.00%    0.16%      0.00%     0.16%
   Total Stock Market Index Portfolio(14)........    0.00%         --       0.00%    0.16%    0.16%      0.00%     0.16%
   Small Company Growth Portfolio................    0.32%         --       0.04%    0.00%    0.36%      0.00%     0.36%
VARIABLE INSURANCE PRODUCTS
 FUNDS
   Fidelity VIP Contrafund(R) Portfolio
    (Service Class 2)(15)........................    0.56%       0.25%      0.09%    0.00%    0.90%      0.00%     0.90%
   Fidelity VIP Growth Portfolio
    (Service Class 2)(15)........................    0.56%       0.25%      0.09%    0.00%    0.90%      0.00%     0.90%
   Fidelity VIP Investment Grade Bond Portfolio
    (Initial Class)..............................    0.32%         --       0.11%    0.00%    0.43%      0.00%     0.43%
   Fidelity VIP Mid Cap Portfolio
    (Initial Class)(15)..........................    0.56%         --       0.11%    0.00%    0.67%      0.00%     0.67%
   Fidelity VIP Money Market Portfolio
    (Initial Class)..............................    0.23%         --       0.09%    0.00%    0.32%      0.00%     0.32%
   Fidelity VIP Overseas Portfolio
    (Service Class 2)(15)........................    0.71%       0.25%      0.14%    0.00%    1.10%      0.00%     1.10%

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(1)The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. The expense limitation agreement is in effect through at least April 30, 2009. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.
(2)Through at least April 30, 2009, the advisor has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The Fund's maximum annual advisory fee rate ranges from 0.745% (for average net assets up to $250 million) to 0.64% (for average net assets over $10 billion).
(3)Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Portfolio Operating Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expenses is included in the total returns of the fund.
(4)The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (subject to the same exclusions discussed in Note 1 above) of Series I shares to 0.95% of average daily net assets. This expense limitation agreement is in effect through at least April 30, 2009.
(5)The Fund pays the advisor a single, unified management fee for arranging all services necessary for the Fund to operate. The fee shown is based on assets during the Fund's most recent fiscal year. The Fund has a stepped fee schedule. As a result, the Fund's unified management fee rate generally decreases as assets increase and increases as assets decrease.
(6)Other expenses include the fees and expenses of the Fund's independent trustees and their legal counsel, interest, and, if applicable, acquired fund fees and expenses.
(7)"Acquired Fund" means any underlying portfolio (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period. Total Annual Fund Operating Expenses shown may not correlate to the Portfolio's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Portfolio and does not include Acquired Fund fees and expenses. Amounts less than 0.01%, if applicable, are included in Other Expenses.
(8)"Acquired Fund" means any underlying portfolio (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period. Total Annual Portfolio Operating Expenses shown may not correlate to the Portfolio's ratio of gross expenses to average net assets appearing in the Financial Highlights table, which reflects the operating expenses of the Portfolio and does not include Acquired Fund fees and expenses. Annual Portfolio Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least May 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Fund's Statement of Additional Information. Included in Other Expenses is an administrative fee of 0.10% of the average daily net assets of the Service Shares of the Portfolio to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting and administrative services to retirement or pension plan participants, variable contract owners, or other underlying investors investing through institutional channels.
   All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
(9)Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
(10)The expense reimbursement reflects a contractual obligation by the investment manager to waive its fee and, if necessary, reimburse the Portfolio through April 30, 2009, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% annually.
(11)For the fiscal year ended December 31, 2007, Lord Abbett contractually agreed to reimburse the America's Value Portfolio to the extent necessary so that the total annual operating expenses (excluding management fees) did not exceed an annual rate of 0.40% of average daily net assets. A similar agreement is in place through April 30, 2009. Effective May 1, 2008, for the Bond Debenture Portfolio, Lord Abbett has contractually agreed to reimburse the Fund to the extent necessary so that the total annual operating expenses (excluding management fees) will not exceed an annual rate of 0.35% of average daily net assets.
(12)Actual expenses paid by the fund were 0.88% due to a credit received from investing in the T. Rowe Price Institutional High Yield Fund; this credit totaled 0.02% in fiscal year 2007 but will vary with the amount invested in the Institutional High Yield Fund.
(13)Acquired Fund Fees and Expenses of 0.02% were completely offset by a mandatory reduction in the Fund's management fee of the same amount.
(14)Although the Portfolio is not expected to incur any net expenses directly, the Portfolio's shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Portfolio invests. These expenses include transaction costs (i.e., purchase and redemption fees), if any, imposed on the Portfolio by the Acquired Funds. See "The Portfolio and Vanguard" in the Fund prospectus. The Total Annual Portfolio Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial Highlights table in the fund prospectus because that ratio does not include the Acquired Fund Fees and Expenses.
(15)A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the funds' expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.89% for the Fidelity VIP Contrafund Portfolio-Service Class 2; 0.89% for the Fidelity VIP Growth Portfolio-Service Class 2; 0.66% for the Fidelity VIP Mid Cap Portfolio-Initial Class; and 1.07% for the Fidelity VIP Overseas Portfolio-Service Class 2. These offsets may be discontinued at any time.

                                  THE COMPANY

   Liberty Life Insurance Company (referred to as "RBC," "RBC Insurance(R)," the "Company," or "us," "our," "we"), P.O. Box 1389, Greenville, SC 29602-1389 was incorporated on July 1, 1909 under the laws of the state of Missouri and redomiciled in South Carolina as of December 31, 2003. On June 30, 2006, Business Men's Assurance Company of America merged with its affiliate, Liberty Life Insurance Company, and changed its name to Liberty Life Insurance Company. The merged company operates under a single brand name, RBC Insurance. The Company is the principal (wholly owned) U.S. subsidiary of Royal Bank of Canada
(RBC). RBC is Canada's largest bank as measured by assets and market capitalization and one of North America's leading diversified financial services companies. RBC provides personal and commercial banking, wealth management services, insurance, corporate and investment banking and transaction processing services on a global basis. Liberty Life Insurance Company is licensed to do business in the District of Columbia and all states except New York.

                          RBC VARIABLE LIFE ACCOUNT A

   We have established a separate account, RBC Variable Life Account A (Separate Account), to hold the assets that underlie the Policies.

   The assets of the Separate Account are being held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the Policies, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized and unrealized) resulting from those assets are credited to or charged against the Policies and not against any other Policies we may issue. The Company is responsible for all obligations under the Policies.

                                  THE POLICY

   The variable life insurance policy is a contract between you, the Owner, and us, an insurance company. The Policy is intended as a long-term investment.

   The Policy offers the following to individuals:

  .  create or conserve one's estate

  .  supplement retirement income

  .  access to funds through loans and surrenders

   The Policy offers the following to businesses:

  .  protection for the business in the event a key employee dies

  .  provide debt protection for business loans

  .  create a fund for employee benefits, buy-outs and future business needs.

   The Policy provides for life insurance coverage on the Primary Insured and has Accumulation Values, a Death Benefit, surrender rights, loan privileges and other characteristics associated with traditional and universal life insurance. However, since the Policy is a variable life insurance policy, the Accumulation Value, to the extent invested in the Investment Options, will increase or decrease depending upon the investment experience of those Investment Options. The duration or amount of the Death Benefit may also vary based on the investment performance of the underlying Investment Options. To the extent you allocated Premium or Accumulation Value to the Investment Options of the Separate Account, you bear the investment risk. If the Cash Surrender Value is insufficient to pay the Monthly Deductions, the Policy may terminate.

   Because the Policy is like traditional and universal life insurance, it provides a Death Benefit. When the Primary Insured dies, the Death Proceeds are paid to your Beneficiary, which should be excludible from the gross income of the Beneficiary. The tax-free Death Proceeds provide an advantageous way to accumulate money you do not think you will use in your lifetime and are a tax-efficient way to provide for those you leave behind. If you need access to your money, you can borrow from the Policy or make a total or partial surrender.

Ownership

   Owner. You, as the Owner of the Policy, have all of the rights under the Policy. You can name a Contingent Owner. If you die while the Policy is still in force and the Primary Insured is living, ownership passes to the Contingent Owner or if none, then your estate becomes the Owner.

   Joint Owner. The Policy can be owned by Joint Owners. On the death of any Owner, the deceased Owner's interest in the Policy passes to the surviving Owner. Authorization of both Joint Owners is required for all Policy changes except for transfers of Accumulation Value and Premium allocations.

   Change of Ownership. You may name a new Owner or may name or change a Contingent Owner at any time while the Primary Insured is living. If a new Owner or Contingent Owner is named, then, unless otherwise stated, any prior designation of Contingent Owner will be voided. When acknowledged in writing by us, the change will take effect on the date the notice was signed. We will not be liable for payment made or action taken before the notice was acknowledged by us.

   Assignment.  You can assign the Policy. This may be a taxable event.

   Beneficiary. The Beneficiary is the person(s) or entity you name to receive any Death Proceeds. The Beneficiary is named at the time the Policy is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before the Insured dies. If there is an irrevocable Beneficiary, all Policy changes except Premium allocations and transfers require the consent of the Beneficiary.

Changes to Policy

   Any change in the Policy will be binding on us only when endorsed by an authorized officer of the Company.

   To the extent permitted by applicable laws and regulations, we may make changes without your consent to the provisions of the Policy to comply with any applicable Federal or state laws including, but not limited to, requirements for life insurance contracts under the Internal Revenue Code. You have the right to refuse such changes. However, in such an event, we cannot accept responsibility for the tax treatment of the Policy.

                             PURCHASING THE POLICY

Premiums

   The Policy is designed for 7 annual level Premium payments. In order to fund these Premium payments, you will purchase an immediate annuity contract from us, which will provide scheduled annual annuity payments to be used as the Premium payments for the Policy. The immediate annuity contract will be purchased with a single purchase payment that must be in cash. At the time the immediate annuity contract is purchased, you will also make the initial Premium payment that will be directly deposited into the Policy. The remaining 6 Premium payments are made from the immediate annuity contract. If the immediate annuity contract is purchased through an exchange for another annuity contract that you own, all 7 Premium payments will be funded by the annuity payments from the immediate annuity contract. As part of the application process you will irrevocably assign all the annuity payments to us to be applied to the Premium payments. This assignment is automatically revoked upon termination of the Policy.

   You may also fund the 7 annual Premium payments through the purchase of a single premium IRA contract from us. The contract will be an immediate annuity contract qualified as an IRA which is purchased with a single purchase payment. The single purchase payment will consist of a rollover or direct transfer from a qualified plan, a Section 403(b) annuity contract, eligible Section 457 governmental plan or another IRA.

   The immediate annuity contract will not be issued until your application for the immediate annuity and the Policy has been reviewed (including medical information) and determined by us to meet our current guidelines. Any purchase payment for the immediate annuity contract and the Policy will be held by us in a suspense account until it is determined that our guidelines have been met and the Policy will be issued. No interest will be credited to the purchase payment held during this period. In the event the Policy is not issued, the immediate annuity contract will not be issued and the purchase payment will be returned to you. If the immediate annuity contract is purchased through an exchange of another annuity contract, the exchange will not be transacted until it is determined that the guidelines have been met and the Policy will be issued. If a single premium immediate annuity IRA contract is used, the rollover or direct transfer premium payment for the IRA contract will not be accepted until it is determined that the guidelines have been met and the Policy will be issued.

   A portion of each of the annuity payments used to fund the Premiums for the Policy will be treated as a partial return of your purchase payments for the annuity contract and will not be taxable. The remaining portion of each annuity payment will be treated as taxable income for the year in which the annuity payment is made. If you exchanged a deferred annuity contract for the immediate annuity contract and are under age 59 1/2, the tax on the annuity payment includible in taxable income may also be increased by a 10% penalty.

   If you are using a single premium IRA contract as discussed above, the full value of each annuity payment will be treated as taxable income for the year in which the annuity payment is made. If you are under age 59 1/2 at the time of the annuity payment, your tax on the payment may be increased by a 10% penalty. The rules regarding rollovers, transfers and payments from qualified plans, including IRAs are very complex. You should consult your tax advisor before purchasing the single premium IRA contract to fund the annual Premium payments for the Policy.

   Federal income tax withholding will be made from annuity payments unless you elect otherwise.

   The owner and beneficiary of the immediate annuity contract and the Owner and Beneficiary of the Policy may be different persons. If the annuitant under the immediate annuity contract and the Insured under the Policy are different persons and the annuitant dies before the final annuity payment is made, the remaining annuity payments will continue to be used to fund the Premiums for the Policy. However, if the Insured dies, the Policy pays a Death Benefit to the Beneficiary and terminates. The remaining payments under the immediate annuity contract will be paid to the annuity contract owner. If the annuitant and the Insured are the same person, any annuity payments remaining after the annuitant's death will be paid to the beneficiary of the immediate annuity contract in a lump sum payment (less a commutation factor) unless the annuity contract owner pre-elected that any remaining annuity payments continue to be made in installments to the beneficiary. These conditions also apply to the use of a single premium immediate annuity IRA contract.

   We have not registered the immediate annuity contract with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the immediate annuity contract.

Applying For a Policy and Insurance Coverage

   If you wish to purchase a Policy, you must submit an application to us. You must select:

      1. an Initial Specified Amount (the minimum amount is $10,000 and the maximum amount is $1,000,000 for Ages 20-65, $500,000 for Ages 66-74);

      2. the amount of Premiums that you intend to pay; and

      3. the Investment Options and/or Fixed Account to which we will allocate your Premium.

   As part of the application we ask you to give us information about the proposed Primary Insured. We will review your application under our current guidelines. This review is called underwriting. We may request additional information and/or ask the Primary Insured to provide us with medical records, a physician's statement or possibly require other medical tests. After reviewing all the information we are provided about the Primary Insured, we determine the Primary Insured's Rate Class (we have a number of Rate Classes) or we may, in our sole discretion, reject the application. If we reject the application we will return the initial Premium.

   Our Underwriting Process may take some time. It will usually take about 2 days. However, it may take up to 60 days. When we complete our underwriting of your application and we have determined that the Primary Insured is an acceptable risk, we will issue you a Policy. If we issue you a Policy, Monthly Deductions begin as of the Policy Date, regardless of when we actually issue the Policy.

Issue Ages

   We currently issue to Primary Insureds whose ages are 20-74.

Allocation of Premiums

   When your application for the Policy is in good order, your initial Premium for the Policy will be moved to the Fidelity VIP Money Market Portfolio within 2 days after we have completed underwriting. It will remain in the Fidelity VIP Money Market Portfolio for 10 days (or the Free Look period required in your state). After the 10 days, we will allocate your money to the Investment Option(s) you requested in the application. All allocation directions must be in whole percentages (with a 1% minimum allocation). Any subsequent Premiums will be allocated in the same way as your first Premium unless you tell us otherwise.

Free Look Period

   If you change your mind about owning a Policy, you can cancel it within 10 days after receiving it (or the period required in your state) (Free Look Period). When you cancel the Policy within this time period, we will not assess a Surrender Charge and will give you back your Premium payment less any Indebtedness. The returned Policy will be treated as if we had never issued it.

   If we do issue a Policy, on the Policy Date we will deduct the applicable Monthly Deduction.

Lapse, Grace Period and Reinstatement

   Your Policy will stay in effect as long as your Cash Surrender Value at the end of a Policy Month is sufficient to cover the Monthly Deduction for the following Policy Month, unless the Policy is on Loan Extension in which case the Policy will remain in force even if the Cash Surrender Value is zero. If your Policy is not on Loan Extension and the Cash Surrender Value of your Policy is not enough to cover this deduction, we will mail you a notice. You will have 61 days from the time the notice is mailed to you to send us the required payment. This is called the Grace Period. The Policy will stay in force during the Grace Period. If sufficient Premium is not paid within the Grace Period, all coverage under the Policy and any attached rider(s) will terminate without value at the end of the Grace Period.

   If the Primary Insured dies during the Grace Period, the Monthly Deductions required to provide coverage to the date of the Primary Insured's death will be deducted from any amounts payable under the Policy.

   The Policy will remain in force if the Cash Surrender Value is greater than the Monthly Deduction regardless of how long it has been in force.

   Unless surrendered for cash, the Policy may be reinstated within five years after the date of termination and prior to the Maturity Date.

   You must satisfy the following conditions for reinstatement:

      1. evidence of insurability satisfactory to us for all persons to be insured under the reinstated Policy;

      2. payment or reinstatement of all Indebtedness on the Policy;

      3. payment of a Premium sufficient to provide enough Accumulation Value to cover two months' Monthly Deductions due at time of termination; and

      4. payment of a Premium sufficient to keep the Policy in force for at least three Policy Months following reinstatement.

   The effective date of the reinstated Policy will be the first Monthly Anniversary Day that falls on or next following the date the application for reinstatement was approved by us.

   The length of any remaining period during which the Surrender Charge applies and the amount of any remaining Surrender Charge is the same on the date of reinstatement as on the date of termination.

Maturity Date

   The Maturity Date is the Policy Anniversary on or following the Primary Insured's 100th birthday. If the Policy is in force on the Maturity Date:

      1. all insurance benefits end; and

      2. the Accumulation Value less any Indebtedness will be paid as you direct in a lump sum or under a payment option.

   The Policy may end prior to the Maturity Date if the Cash Surrender Value is insufficient to continue coverage to such date and adequate additional Premiums are not paid (see above).

Extension of Maturity Date

   If all past Monthly Deductions have been paid, the Policy will continue in force beyond the Maturity Date until the earlier of the death of the Primary Insured or the date we receive your request to surrender the Policy for its Cash Surrender Value. Monthly Deduction amounts will no longer be deducted and additional Premiums will not be accepted. The tax consequences of continuing the Policy beyond the Insured's age 100 are unclear. You should consult a tax advisor before the Maturity Date is extended. The SAI contains additional information regarding extending the Maturity Date.

Termination of Policy

   The Policy will terminate on the earliest of these dates:

      1. the date of the Primary Insured's death;

      2. the end of the Grace Period;

      3. the date when the Indebtedness equals or exceeds the Accumulation Value, less the Surrender Charge, if any, unless the Policy is on Loan Extension;

      4. the date surrender of the Policy is effective, or;

      5. the first Monthly Anniversary Day that falls on or next following your Authorized Request to cancel the Policy.

                                 POLICY VALUES

Accumulation Value

   The Accumulation Value of your Policy is the sum of your Policy values in the Investment Options of the Separate Account, the Fixed Account and the Loan Account. Accumulation Values vary depending on Premiums paid, the investment performance of the Investment Options you choose, the interest we credit to the Fixed Account, charges we deduct, and any other transactions (such as transfers, partial surrenders and loans). We do not guarantee a minimum Accumulation Value.

Cash Surrender Value

   The Cash Surrender Value of your Policy is the Accumulation Value less the Surrender Charge, if any, which applies if the Policy is surrendered in full and less any Indebtedness.

Accumulation Unit Values

   The value of your Policy that is invested in the Investment Option(s) will go up or down depending upon the investment performance of the Investment Option(s) you choose. In order to keep track of the value of your Policy allocated to the Investment Options, we use a unit of measure we call an Accumulation Unit. (An Accumulation Unit works like a share of a mutual fund.) The SAI contains detailed information regarding Accumulation Unit values.

   Every Business Day we determine the value of an Accumulation Unit for each of the Investment Options. Our Business Days are each day that the New York Stock Exchange is open for business. Our Business Day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern time. We calculate the value of an Accumulation Unit for each Investment Option after the New York Stock Exchange closes each Business Day and then apply it to your Policy.

   When you make a Premium payment, we credit your Policy with Accumulation Units for the selected Investment Option(s). The number of Accumulation Units credited is determined by dividing the amount of Premium allocated to an Investment Option by the value of the Accumulation Unit for the Investment Option for the Business Day when the Premium payment is applied to your Policy.

   Example:

      On Monday we receive a Premium payment from you. You have told us you want $700 of this payment to go to the Growth and Income Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an Accumulation Unit for the Growth and Income Portfolio is $12.70. We then divide $700 by $12.70 and credit your Policy on Monday night with 55.12 Accumulation Units for the Growth and Income Portfolio.

   After the first Monthly Deduction, when we assess the Monthly Deductions, we do so by deducting Accumulation Units from your Policy. When you have selected more than one Investment Option and/or the Fixed Account, we make the deductions pro-rata from all of the Investment Options and the Fixed Account.

   When you make a partial surrender we determine the number of Accumulation Units to be deducted by dividing the amount of the partial surrender from an Investment Option by the value of an Accumulation Unit for the Investment Option. The resulting number of Accumulation Units is deducted from your Policy. When you make a transfer from one Investment Option to another we treat the transaction by its component parts, i.e., a surrender and a purchase.

Right to Refund

   To receive the tax treatment accorded life insurance under Federal laws, insurance under the Policy must initially qualify and continue to qualify as life insurance under the Internal Revenue Code. To maintain qualification to the maximum extent permitted by law, we reserve the right to return Premiums you have paid that we determine will cause any coverage under the Policy to fail to qualify or to continue to qualify as life insurance under applicable tax law or will cause it to become a MEC. Additionally, we reserve the right to make changes in the Policy or to make distributions to the extent we determine necessary to continue to qualify the Policy as life insurance and to comply with applicable laws. We will provide you advance written notice of any change.

                                 DEATH BENEFIT

   The primary purpose of the Policy is to provide Death Benefit protection on the life of the Primary Insured. While the Policy is in force, if the Primary Insured dies, the Beneficiary(ies) will receive the Death Proceeds.

The Death Proceeds equal the Death Benefit under the Policy less any Indebtedness. If the Policy is in the Grace Period, the Death Proceeds are further reduced by the amount of the Monthly Deductions required to provide coverage to the date of the Primary Insured's death plus any Indebtedness. The Death Benefit is calculated on the date of death of the Primary Insured.

   The amount of the Death Benefit depends upon:

  . your Policy's Accumulation Value on the date of the Primary Insured's death, and

  . the Specified Amount if the Guaranteed Minimum Death Benefit Rider is in effect.

   The amount of the Death Benefit is the Accumulation Value on the date of death multiplied by the applicable factor from the Table of Minimum Death Benefit Corridor Percentages shown below. The Policy also provides a Guaranteed Minimum Death Benefit Rider (see the next page).

   The applicable percentage is a percentage that is based on the Attained Age of the Primary Insured at the beginning of the Policy Year and is equal to the following:

              TABLE OF MINIMUM DEATH BENEFIT CORRIDOR PERCENTAGES

                 Corridor               Corridor               Corridor
                Percentage             Percentage             Percentage
      Attained ------------- Attained ------------- Attained -------------
        Age     Male  Female   Age     Male  Female   Age     Male  Female
      -------- ------ ------ -------- ------ ------ -------- ------ ------
         20    6.3014 7.5085    50    2.4365 2.8439     75   1.3438 1.4444
         21    6.1194 7.2688    51    2.3659 2.7600     76   1.3224 1.4138
         22    5.9406 7.0358    52    2.2982 2.6792     77   1.3023 1.3849
         23    5.7645 6.8094    53    2.2334 2.6013     78   1.2833 1.3576
         24    5.5907 6.5895    54    2.1713 2.5264     79   1.2652 1.3317

         25    5.4195 6.3761    55    2.1119 2.4543     80   1.2480 1.3071
         26    5.2508 6.1689    56    2.0551 2.3847     81   1.2316 1.2840
         27    5.0852 5.9678    57    2.0006 2.3173     82   1.2161 1.2622
         28    4.9232 5.7731    58    1.9484 2.2520     83   1.2016 1.2419
         29    4.7649 5.5844    59    1.8984 2.1886     84   1.1881 1.2230

         30    4.6108 5.4016    60    1.8503 2.1271     85   1.1756 1.2055
         31    4.4610 5.2246    61    1.8043 2.0675     86   1.1640 1.1894
         32    4.3157 5.0533    62    1.7602 2.0100     87   1.1532 1.1743
         33    4.1750 4.8874    63    1.7181 1.9547     88   1.1430 1.1602
         34    4.0389 4.7271    64    1.6780 1.9019     89   1.1331 1.1469

         35    3.9073 4.5721    65    1.6398 1.8513     90   1.1235 1.1341
         36    3.7803 4.4225    66    1.6034 1.8029     91   1.1138 1.1217
         37    3.6579 4.2784    67    1.5686 1.7565     92   1.1038 1.1094
         38    3.5401 4.1398    68    1.5354 1.7118     93   1.0932 1.0970
         39    3.4267 4.0068    69    1.5037 1.6686     94   1.0818 1.0841

         40    3.3177 3.8791    70    1.4733 1.6269     95   1.0694 1.0707
         41    3.2130 3.7566    71    1.4444 1.5867     96   1.0562 1.0568
         42    3.1124 3.6391    72    1.4169 1.5482     97   1.0427 1.0429
         43    3.0157 3.5262    73    1.3910 1.5116     98   1.0299 1.0299
         44    2.9229 3.4175    74    1.3666 1.4770     99   1.0198 1.0198

         45    2.8337 3.3130                          100+   1.0000 1.0000
         46    2.7479 3.2122
         47    2.6655 3.1150
         48    2.5861 3.0213
         49    2.5098 2.9301

--------
   The above Table of Minimum Death Benefit Corridor Percentages applies to Policies issued on a standard Rate Class basis. If your Policy is issued on a substandard basis, the Table shown in your Policy (not above) will apply. The amount of the Death Benefit will be less if your Policy is issued on a substandard basis.

   After reaching the Maturity Date, the Death Benefit will equal the Accumulation Value on the date of death, unless the Guaranteed Minimum Death Benefit Rider is in effect. We do not deduct the Expense Charge or the Risk Charge once the Primary Insured reaches age 100.

Settlement Options

   There are several ways of receiving the Death Proceeds other than in a single lump sum under one of the Payment Options provisions of the Policy. The Payment Options do not vary with the performance of the Investment Options. Information regarding the Payment Options is contained in the SAI.

Insurance Riders

   Below is a summary of the insurance riders that will be issued with your Policy. You should consult the rider(s) for specific details. Not all riders are available in all states. Ask your registered representative for the particulars of your own situation.

Guaranteed Minimum Death Benefit Rider

   This rider guarantees that the Death Benefit under your Policy will never be less than the Specified Amount during the Guaranteed Minimum Death Benefit
(GMDB) period provided that the GMDB Premium requirement has been met.

   By meeting this Premium requirement, the Policy and any riders will not lapse even if the Policy's Cash Surrender Value is not sufficient to cover the Monthly Deduction during the GMDB period.

   There is no separate charge for this rider but in order to have the GMDB provided by the rider you must meet the GMDB Premium requirement. The GMDB Premium requirement is that the sum of all Premiums paid are at least as large as the sum of the GMDB Premiums due since the Policy Date. The GMDB Premium is shown on the Policy Schedule. The GMDB Premium requirement will be met if the scheduled Premium payments from the immediate annuity are made.

   This rider will terminate when the Policy terminates, the GMDB Premium requirement is not met, or the GMDB period ends. The GMDB period is shown on the Policy Schedule and is for the lifetime of the Insured unless terminated earlier. If the Policy is reinstated, the rider remains terminated.

   In addition, if you make a partial surrender or take a loan, this rider terminates. This means that your Death Benefit amount will be the Accumulation Value multiplied by the applicable factor from the Table of Minimum Death Benefit Corridor Percentages shown above. During the early years of the Policy, the Death Benefit provided by this rider may be substantially greater than the Death Benefit provided by the Policy without the rider.

   Furthermore, if the rider terminates at any time during the first seven Policy Years, the Policy will, in most cases, be classified as a MEC. In such case, any loans or surrenders will be includible in taxable income to the extent of earnings in the Policy and may be subject to a 10% penalty if you have not reached age 59 1/2. (See "Federal Tax Matters").

Accelerated Death Benefit Rider

   If the Primary Insured is terminally ill, under the Accelerated Death Benefit Rider, we will pre-pay a portion of the Death Benefit. Terminal illness is a medical condition that will cause the Primary Insured's death within

24 months. You may elect to have an Accelerated Death Benefit paid to you as the Owner. Irrevocable Beneficiaries and assignees must consent to the payment of any Accelerated Death Benefit. You can only elect this benefit one time, regardless of the amount you selected. No Premium is charged for this rider. We do not deduct a Surrender Charge or Partial Surrender Fee when a benefit is paid under this rider.

   You can choose an amount between 10% and 50% of the Death Benefit. The maximum benefit amount is the greater of $250,000 and 10% of the Death Benefit. This benefit amount may be paid as a lump sum or in 24 equal monthly installments.

   Benefits under the Policy will be reduced upon receipt of an Accelerated Death Benefit amount. If you receive an Accelerated Death Benefit amount, it may be taxable under certain circumstances, including in the case of some business related policies. You should contact your personal tax or financial advisor for specific information.

   After an Accelerated Death Benefit payment is made, the Policy will remain in force. The Policy's Premiums, Specified Amount, Accumulation Value and Surrender Charge will be reduced by the percentage of the requested portion of the available amount as specified in the Accelerated Death Benefit Rider. Any outstanding loan will be reduced by the Accelerated Death Benefit percentage as described in the rider.

   This rider will terminate on the earliest of the original Policy Maturity Date or the termination of the Policy.

   The receipt of an Accelerated Death Benefit amount may adversely affect the recipient's eligibility for Medicaid or other government benefits or entitlements. The amount available will be reduced by any interest charge and a loan repayment amount.

   Under certain circumstances, the payment of Accelerated Death Benefits may have adverse tax consequences. Furthermore, the payment of these benefits during the first seven Policy Years may cause the Policy to be classified as a MEC. You should consult your tax advisor to assess the impact of this benefit.

                            CHARGES AND DEDUCTIONS

GENERAL

   Charges are deducted in connection with the Policy to compensate us for:

      1. our expenses in selling the Policy;

      2. underwriting, issuing and administering the Policy;

      3. premium taxes incurred on Premiums received;

      4. providing the insurance benefits provided for in the Policy;

      5. assuming certain risks in connection with the Policy; and

      6. fund servicing functions.

   Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur. The nature and amount of these charges are more fully described below.

PERIODIC CHARGES

Monthly Deduction

   The initial Monthly Deduction is deducted on the Policy Date. The Monthly Deduction will be taken on a pro-rata basis from the Investment Options and the Fixed Account, exclusive of the Loan Account. The Monthly Deduction equals:

      1. the Cost of Insurance for the following Policy Month; plus

      2. the Expense Charge; plus

      3. the Risk Charge.

   Cost of Insurance. The Cost of Insurance Charge compensates us for providing life insurance on the life of the Primary Insured for the following Policy Month. To determine the maximum amount of the charge, we first divide your then current Death Benefit by the monthly discount factor of 1.0032737. Then, we subtract your then current Accumulation Value. This result is the additional amount we are at risk for if the Primary Insured should die during the month (the net amount at risk). The Net Amount at Risk depends upon:

  .  the amount of the Death Benefit on the Monthly Anniversary Day,

  .  the monthly discount factor of 1.0032737, and

  .  the Accumulation Value on the Monthly Anniversary Day.

   We then determine the maximum cost of insurance charge by multiplying the net amount at risk by the applicable guaranteed monthly cost of insurance rate.

   The guaranteed monthly cost of insurance rate, per $1,000 of Net Amount at Risk, is based on:

  .  Attained Age of the Primary Insured,

  .  sex of the Primary Insured, and

  .  Rate Class of the Primary Insured.

   Generally, the monthly Cost of Insurance charge is a percentage of the Accumulation Value, but it will not exceed the maximum Cost of Insurance Charge described above. The guaranteed Cost of Insurance Rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table (1980 CSO Table). The current percentage of the Accumulation Value is the Mortality Asset Charge, which is based on the Issue Age, sex and Rate Class of the Primary Insured and the Policy duration. The Cost of Insurance Charge is calculated as follows:

             Current Per Policy Month   Monthly equivalent of
               for Policy Years 1-10:   0.88%-2.86% annually of
                                        the Accumulation Value

             Current Per Policy Month   Monthly equivalent of
               for Policy Years 11 and  0.63%-2.61% annually of
               later:                   the Accumulation Value

   Risk Charge. We assess a Risk Charge, which is deducted as part of the Monthly Deduction. The Risk Charge is based on the Issue Age, sex and Rate Class of the Primary Insured and the Policy duration. Your Policy Schedule will show the Risk Charge for your Policy. The Risk Charge compensates us for certain risks assumed in connection with the Policy. The Risk Charge is calculated as follows:

              Per Policy Month for      Monthly equivalent of
                Policy Years 1-10:      0.40%-0.70% annually of
                                        the Accumulation Value

              Per Policy Month for      Monthly equivalent of
                Policy Years 11 and     0.15%-0.45%
                later:                  annually of the
                                        Accumulation Value

   We do not deduct the Risk Charge once the Primary Insured reaches age 100.

   Expense Charge. We assess an Expense Charge, which is deducted as part of the Monthly Deduction. The Expense Charge is based on the Issue Age, sex and Rate Class of the Primary Insured and the Policy duration. Your Policy Schedule will show the Expense Charge for your Policy. The Expense Charge compensates us for certain expenses incurred in selling the Policy, the costs of underwriting, issuing and administering the Policy and Premium taxes incurred on Premiums received. The Expense Charge is calculated as follows:

              Per Policy Month for      Monthly equivalent of
                Policy Years 1-10:      0.60%-1.33% annually of
                                        the Accumulation Value

              Per Policy Month for      Monthly equivalent of
                Policy Years 11 and     0.40%-1.13% annually of
                later:                  the Accumulation Value

   We do not deduct the Expense Charge once the Primary Insured reaches age 100.

   We do not assess a charge for the Accelerated Death Benefit Rider or Guaranteed Minimum Death Benefit Rider.

Fund Facilitation Fee

   We deduct a Fund Facilitation Fee, as part of our daily Accumulation Unit value calculation, for any Accumulation Value you have invested in the portfolios of Vanguard Variable Insurance Fund. The fee is equal, on an annual basis, to .20% of the Accumulation Value in the Vanguard Variable Insurance Fund. This fee is for certain fund servicing functions we perform.

Loan Interest Charged

   Interest is payable in arrears on the first interest payment due date and on each Policy Anniversary that follows at the loan interest rate that is shown on your Policy Schedule. The loan interest rate is 4%.

Investment Option Expenses

   There are deductions from and expenses paid out of the assets of the various Investment Options, which are described in the fund prospectuses. Fees and expenses of the funds are not fixed or specified under the terms of the Policy and may vary from year to year. These fees and expenses differ for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any Investment Option you select.

TRANSACTION CHARGES

Surrender Charge

   Under certain circumstances, a Surrender Charge may apply. If the Policy is surrendered before the 10th Policy Anniversary, a Surrender Charge may be deducted.

   Surrender Charges vary by year of surrender, Issue Age, sex and Rate Class of the Primary Insured. The Surrender Charge for total surrenders grades down each of the first 10 Policy Years and is zero after Policy Year 10. We have provided the table below that shows the maximum initial Surrender Charge per $1,000 for all of the ages in the range, for males and females and for different Rate Classes. The maximum Surrender Charge for some ages in the range will be smaller. Your Policy will be issued with a Surrender Charge Schedule that shows the Surrender Charge during each Policy Year applicable to you.

                       Maximum Initial Surrender Charges
                        Per $1,000 of Specified Amount

                               Male   Male    Female  Female
                   Issue Age Standard Rated  Standard Rated
                   --------- -------- ------ -------- ------
                     20-29..  $16.90  $22.33  $14.40  $19.21
                     30-39..   23.60   30.58   20.14   26.33
                     40-49..   32.60   41.50   27.75   35.44
                     50-59..   44.39   56.10   37.70   47.05
                     60-69..   60.00   60.00   51.53   60.00
                     70-74..   60.00   60.00   60.00   60.00

   The Surrender Charge compensates us for certain costs incurred in selling the Policy. The charge is not affected by the addition of riders. When there is a partial surrender of Cash Surrender Value, a pro-rata portion of the full Surrender Charge is assessed based on the proportion of the Accumulation Value surrendered.

Partial Surrender Fee

   When there is a partial surrender of the Cash Surrender Value, in addition to any Surrender Charge that may be assessed, we will charge a Partial Surrender Fee of $25.

   The Surrender Charge and Partial Surrender Fee are deducted from the unloaned Accumulation Value of the Policy. The Partial Surrender Fee is deducted pro-rata from the Investment Option(s) and/or the Fixed Account from which the surrender is made. The Partial Surrender Fee compensates us for the administrative costs associated with processing a partial surrender.

   Surrenders may result in taxable income. (See "Federal Tax Matters-Taking Money Out of Your Policy.")

Reduction or Elimination of the Surrender Charge

   We may reduce or eliminate the amount of the Surrender Charge when the Policy is sold under circumstances that reduce our sales expense. Some examples are: if there is a large group of individuals that will be purchasing the Policy or a prospective purchaser already had a relationship with us. We will not deduct a Surrender Charge under a Policy issued to an officer, director or employee of RBC or any of its affiliates.

   Surrenders may result in taxable income. (See "Federal Tax Matters-Taking Money Out of Your Policy.")

Transfer Fee

   You can make 20 free transfers every Policy Year. If you make more than 20 transfers in a Policy Year, we will deduct a transfer fee of $25. If we do assess a transfer fee, it will be deducted from the amount transferred. The transfer fee compensates us for the administrative costs associated with processing a transfer.

   If the transfer is part of the Dollar Cost Averaging Option, the Asset Rebalancing Option or Asset Allocation Option, it will not count in determining the transfer fee.

Taxes

   We do not currently assess any charge for income taxes that we incur as a result of the operation of the Separate Account. We reserve the right to assess a charge for such taxes against the Separate Account or your Accumulation Value if we determine that such taxes will be incurred.

                              INVESTMENT OPTIONS

   When you buy a Policy, to the extent you have selected the Investment Options, you bear the complete investment risk. Your Accumulation Value and, under certain circumstances, the Death Benefit under the Policy may increase or decrease or the duration of the Policy may vary depending on the investment experience of the Investment Option(s) you select.

   You should read the prospectuses for these Investment Options carefully before investing. Copies of these prospectuses will be sent to you. YOU CAN OBTAIN COPIES OF THE INVESTMENT OPTION PROSPECTUSES BY WRITING US AT P.O. BOX 19086, GREENVILLE, SC 29602-9086 OR CALLING US AT 1-800-423-9398. Certain portfolios contained in the Investment Option prospectuses may not be available with your Policy. The Investment Options may offer various classes of shares, each of which has a different level of expenses. The Investment Option prospectuses may provide information for share classes that are not available through the Policy. When you consult the Investment Option prospectuses, you should be careful to refer to only the information regarding the class of shares that is available through your Policy. Appendix B contains a summary of the investment objectives and strategies of each available Investment Option. There can be no assurance that the investment objectives will be achieved. The Investment Option prospectuses contain more complete information, including the fees and expenses of each portfolio, and a description of the investment objectives, policies, restrictions and risks of each portfolio.

   WE DO NOT PROVIDE ANY ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCUMULATION VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO(S) YOU HAVE CHOSEN.

   Shares of the funds are offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies, which may or may not be affiliated with RBC. Certain portfolios are also sold directly to qualified plans. The funds believe that offering their shares in this manner will not be disadvantageous to you.

   The investment objectives and policies of certain of the Investment Options are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisors manage. Although the objectives and policies may be similar, the investment results of the Investment Options may be higher or lower than the results of such other mutual funds. The investment advisors cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment advisors.

   Allocating assets only to one or a small number of Investment Options should not be considered a balanced investment strategy. In particular, allocating assets to a small number of Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Accumulation Value will be more volatile since these Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related businesses, including internet-related businesses; (b) small cap securities; and (c) foreign securities. We may provide asset allocation tools for use and discussion with your financial consultant. We do not provide specific advice for your individual investment allocations, you should discuss this matter with your financial consultant.

   An Investment Option's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings
(IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an Investment Option with a small asset base. An Investment Option may not experience similar performance as its assets grow.

   Certain Payments We May Receive with Regard to the Investment Options. We may perform certain shareholder services and other administrative functions on behalf of the Investment Options or their investment advisors, distributors and/or affiliates. We may receive revenues from the Investment Options, their investment advisors, distributors and/or affiliates for the performance of these services. The revenues, which may be substantial, are ordinarily based upon an annual percentage of the average aggregate net amount we have invested on behalf of the Separate Account and another separate account of ours. These percentages may differ from fund to fund and among classes of shares within a fund. Some Investment Options, investment advisors, distributors and/or affiliates pay us a greater percentage than others, and some do not pay us at all. In some cases, the compensation is derived from the Rule 12b-1 fees that is deducted from a fund's assets. Revenue sharing and Rule 12b-1 fees are included among the several factors that we consider when deciding to include an Investment

Option within this variable product. Additional information regarding these payments may be contained in the prospectuses and/or statements of additional information of the underlying funds.

   You can put your money in any of the Investment Options listed below.

AIM VARIABLE INSURANCE FUNDS

   Advisor: Invesco Aim Advisors, Inc. (formerly known as A I M Advisors, Inc.)
      Sub-advised by: Invesco Trimark Investment Management Inc.; Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan)
   Limited;
      Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited

      AIM V.I. Capital Development Fund (Series I Shares)
      AIM V.I. Core Equity Fund (Series I Shares)
      AIM V.I. High Yield Fund (Series I Shares)

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. (Class I Shares)

   Advisor: American Century Investment Management, Inc.
      VP Income & Growth
      VP Ultra(R)
      VP Value

DREYFUS INVESTMENT PORTFOLIOS

   Advisor: The Dreyfus Corporation
     Sub-advisor: Mellon Capital Management Corporation
      Small Cap Stock Index Portfolio (Service Shares)

DREYFUS STOCK INDEX FUND, INC. (Initial Share Class)

   Advisor: The Dreyfus Corporation
     Sub-advisor: Mellon Capital Management Corporation

JANUS ASPEN SERIES

   Advisor: Janus Capital Management LLC
      Janus Aspen International Growth Portfolio (Institutional Shares) Janus Aspen Small Company Value Portfolio (Service Shares)

LAZARD RETIREMENT SERIES, INC.

   Advisor: Lazard Asset Management LLC
       Lazard Retirement U.S. Small Cap Equity Portfolio (Service Shares) (prior to May 1, 2008 known as Lazard Retirement Small Cap Portfolio)

LORD ABBETT SERIES FUND, INC. (Class VC Shares)

   Advisor: Lord, Abbett & Co. LLC
      America's Value Portfolio
      Bond-Debenture Portfolio
      Growth and Income Portfolio
      Mid-Cap Value Portfolio

T. ROWE PRICE EQUITY SERIES, INC.

   Advisor: T. Rowe Price Associates, Inc.
      T. Rowe Price Blue Chip Growth Portfolio
      T. Rowe Price Equity Income Portfolio II
      T. Rowe Price Health Sciences Portfolio II
      T. Rowe Price Personal Strategy Balanced Portfolio

VANGUARD VARIABLE INSURANCE FUND

   Advisor: The Vanguard Group, Inc.
      Mid-Cap Index Portfolio
      REIT Index Portfolio
      Total Bond Market Index Portfolio
       Total Stock Market Index Portfolio (this portfolio receives advisory services indirectly, by investing in other Vanguard funds and portfolios)

   Advisors: Granahan Investment Management, Inc. and The Vanguard Group, Inc.
      Small Company Growth Portfolio

   Advisor: PRIMECAP Management Company
      Capital Growth Portfolio

   Accumulation Value invested in Vanguard Variable Insurance Fund will be assessed a Fund Facilitation Fee.

VARIABLE INSURANCE PRODUCTS FUNDS ("VIP")

   Advisor: Fidelity Management & Research Co.
      Fidelity VIP Contrafund(R) Portfolio (Service Class 2)
      Fidelity VIP Growth Portfolio (Service Class 2)
      Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Fidelity VIP Mid Cap Portfolio (Initial Class)
      Fidelity VIP Money Market Portfolio (Initial Class)
      Fidelity VIP Overseas Portfolio (Service Class 2)

   See Appendix C for information regarding discontinued Investment Options.

Adding, Deleting, or Substituting Investment Options

   We do not control the funds, so we cannot guarantee that any of the Investment Options will always be available. We retain the right to change the investments of the Separate Account. This means we may eliminate the shares of any Investment Option held in our Separate Account and substitute shares of another open-end management investment company for the shares of any Investment Option, if the shares of the Investment Option are no longer available for investment or if, in our judgment, investment in any Investment Option would be inappropriate in view of the purposes of the Separate Account. We will first notify you and receive any necessary SEC and/or state approval before making such a change.

   If an Investment Option is liquidated, we will ask you to reallocate any amount in the liquidated Investment Option. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required.

   If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change.

   If you are enrolled in a Dollar Cost Averaging, Asset Rebalancing, Asset Allocation or Interest Sweep Option while a fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Accumulation Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

Voting

   In accordance with our view of present applicable law, we will vote the shares of the Investment Options at special meetings of shareholders in accordance with instructions received from Owners having a voting interest. We will vote shares for which we have not received instructions, as well as the shares we own, in the same proportion as we vote shares for which we have received instructions. The Investment Options do not hold regular meetings of shareholders.

   If the Investment Company Act of 1940 or any regulation thereunder is amended or if the present interpretation of these laws should change, and as a result we determine that we are permitted to vote the shares of the funds in our own right, we may elect to do so.

   The voting interests of the Owner in the Investment Options will be determined as follows: Owners may cast one vote for each $100 of Accumulation Value of a Policy that is allocated to an Investment Option on the record date. Fractional votes are counted.

   We will determine the number of shares that a person has a right to vote as of the record date. Voting instructions will be solicited by written communication prior to such meeting.

   Disregard of Voting Instructions. We may, when required to do so by state insurance authorities, vote shares of the Investment Options without regard to instructions from Owners if such instructions would require the shares to be voted to cause an Investment Option to make, or refrain from making, investments that would result in changes in the sub-classification or investment objectives of the Investment Option.

                                 FIXED ACCOUNT

   The Fixed Account is part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account's assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee a minimum interest rate to investments in the Fixed Account.

   We have not registered the Fixed Account with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account.

                                   TRANSFERS

   You can transfer money among the Fixed Account and the Investment Options. You can make 20 free transfers each Policy Year. You can make a transfer to or from the Fixed Account and to or from any Investment Option. If you make more than 20 transfers in a year, there is a transfer fee deducted. The fee is $25 per transfer. The following apply to any transfer:

      1. The minimum amount that you can transfer from the Fixed Account or any Investment Option is $250 or your entire interest in the Investment Option or the Fixed Account, if the remaining balance is less than $250.

      2. The maximum amount that can be transferred from the Fixed Account is limited to 25% of the Accumulation Value in the Fixed Account. Only one transfer out of the Fixed Account is allowed each Policy Year. These requirements are waived if the transfer is pursuant to a pre-scheduled transfer.

      3. The minimum amount that must remain in any Investment Option or Fixed Account after a transfer is $250.

      4. A transfer will be effective as of the end of the Business Day when we receive an Authorized Request containing all the required information at our Service Center.

      5. Neither we nor our Service Center is liable for a transfer made in accordance with your instructions.

      6. We reserve the right to restrict the number of transfers per year and to restrict transfers from being made on consecutive Business Days.

      7. Your right to make transfers is subject to modification if we determine, in our sole opinion, that the exercise of the right by one or more Owners is, or would be, to the disadvantage of other Owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that is considered by us to be to the disadvantage of other Owners. A modification could be applied to transfers to or from one or more of the Investment Options and could include but not be limited to:

  .  a requirement of a minimum time period between each transfer;

  . not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Owner; or

  . limiting the dollar amount that may be transferred by an Owner at any one time.

      8. During times of drastic economic or market conditions, we may suspend the transfer privilege temporarily without notice and treat transfer requests based on their separate components-a redemption order with a simultaneous request for purchase of another Investment Option. In such a case, the redemption request would be processed at the source Investment Option's next determined Accumulation Unit value but the purchase into the new Investment Option would be effective at the next determined Accumulation Unit value for the new Investment Option only after we receive the proceeds from the Investment Option or the source Investment Option otherwise receives cash.

   Market Timing/Disruptive Transfers. Some investors try to profit from various short-term or frequent trading strategies ("Excessive Trading Activity") commonly known as market timing. None of the portfolios that are Investment Options for the Policy are designed for short-term investing. Such activity may increase portfolio transaction costs, hurt performance and be disruptive to management of a portfolio (affecting an advisor's or sub-advisor's ability to effectively manage a portfolio in accordance with its investment objective and policies). RBC has adopted policies and implemented procedures to detect and deter market timing activities. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase the Policy. Excessive trading activity is measured by the number of roundtrip transactions in a Policyowner's Policy. A roundtrip transaction occurs when a Policyowner buys and then sells shares of the same fund within 30 days.

   Therefore, in an attempt to detect disruptive market timing activities, the following will apply for all requested fund transfers:

    . Transfers are limited to two roundtrip transactions in the same fund within any rolling 90-day period, subject to an overall limit of 4 roundtrip transactions per fund family over a rolling 12 month period.

    . Owners with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional fund transfers of the fund for 85 days.

    . Owners with 4 or more roundtrip transactions in multiple funds within a fund family within a rolling 90-day period will be blocked from making additional transfers from funds within the fund family for 85 days.

    . Any roundtrip transaction within 12 months of the expiration of a multi-fund block will initiate another multi-fund block for another 85 day period.

   We will periodically review all transfer activity to monitor certain factors, including, but not limited to:

    .  Frequency of transfers in a defined period (see above)

    .  Dollar amount of transfers (in proportion to Policy size)

    .  Grouping of transfers by third party (e.g., agent)

    . Investment objectives of the particular subaccount involved in the transfer(s)

    . Whether a transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies

   We will also communicate with underlying fund(s), as necessary and appropriate, to determine whether transfer activity is harmful/disruptive to the fund.

   If market timing activity is determined to have occurred, we will:

  . Notify Owners, broker-dealers and representatives that RBC has determined certain transfers to be impermissible short-term trading.

  . Inform the Owner and agent that all transfers going forward are required to be made by written request via U.S. mail ("snail mail"), in accordance with rights reserved in the applicable Policy.

  . Inform the administrator when an Owner, broker-dealer, or representative has made transfers that appear to be violative of our policy against market timing and place them on a "watch list" to monitor future transfer activity. We must approve any transfers that are attempted by someone who is on the "watch list" prior to the execution of such transfers.

  . Terminate representative appointments for purposes of issuing future business once RBC determines a representative has purposefully and intentionally placed market timing business with us. Representatives will be identified and terminated based on a quantifiable standard that is applied uniformly.

  . Any new application that matches specific criteria (e.g., agent name or TIN, or Owner name or SSN) will be pended for review prior to issuance.

Exception to Procedures

   We apply these policies and procedures uniformly and without exception, waiver, or special arrangement (except as noted below). However, we will not apply these policies and procedures in times of national emergency and/or market volatility.

   The following transactions will not be counted toward the roundtrip limit or the number of free transfers you are allowed to take each Policy Year.

    . Transfers pursuant to automatic programs: asset allocation program, dollar cost averaging option, and asset rebalancing option;

    .  Transactions of $1,000 or less; and

    .  Transactions initiated by a plan sponsor.

   The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures that RBC has adopted. Further, the funds may also impose redemption fees on certain exchanges. Owners and other persons with interests in the Policies should be aware that RBC may not have the contractual obligation to apply the frequent trading policies and procedures of the underlying funds.

   Our market timing policies and procedures apply only to individuals and entities that own this Policy. However, the underlying funds are available for use with many different variable annuity contracts, variable life insurance policies and, in the case of certain funds, directly by certain qualified retirement plans. Some of these contracts, policies and plans may have less restrictive transfer rules or no transfer restrictions at all. We do not know the effectiveness of any policies and procedures used by other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the underlying funds could incur higher expenses which may result in lower performance if undetected abusive trading practices occur.

   In addition, Owners and other persons with interests in the Policies should be aware that some underlying funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the funds (and thus Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the underlying funds.

   Upon request by an underlying fund, and subject to applicable law, we may provide the underlying fund with the tax identification number or social security number, and other identifying information contained in our records, of Owners that engaged in subaccount transfers that resulted in our purchase, redemption, transfer or exchange of the shares of that underlying fund and the amount and dates of such purchases, redemptions, transfers and exchanges. In some cases, we do not have the tax identification number or other identifying information requested by the fund in our records. In those cases, we rely on the Owner to provide the information. If the Owner does not provide the information, we may be directed by the fund to restrict the Owner from further purchases of fund shares. Such information would be provided to the fund in accordance with policies established by the fund to prevent market timing in the fund.

   In addition to reserving the right to modify or terminate the transfer privilege at any time, we also reserve the right to reject or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Investment Options. This would include an Investment Option's refusal or restriction on purchases or redemptions of its shares as a result of the Investment Option's own policies and procedures on market timing activities. You should read the prospectuses of the funds for more details.

   We cannot guarantee that the funds will not be harmed by transfer activity. No assurance can be given that any or all possible forms of potentially harmful transfer activity will be identified, or that any restrictions imposed will be able to address successfully the potentially harmful transfer activity that may be identified.

   Telephone Transfers. You may elect to make transfers by telephone. To elect this option, you must do so in an Authorized Request. If there are Joint Owners, unless we are instructed to the contrary, instructions will be accepted from either one of the Joint Owners. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. If we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. The Service Center tape records all telephone instructions. Transfers do not change the allocation instructions for future Premiums. RBC reserves the right to modify or terminate telephone transfers.

Dollar Cost Averaging

   The Dollar Cost Averaging Option (DCA) allows you to systematically transfer a set amount each month from the Money Market Portfolio, the DCA 6 and DCA 12 subaccounts of the Fixed Account or the Investment Grade Bond Portfolio of Fidelity Variable Insurance Products Fund to any of the other Investment Option(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

   The minimum amount that can be transferred each month is $250. You must have an unloaned Accumulation Value of at least $5,000. The amount required to complete your program must be in the source account in order to participate in Dollar Cost Averaging.

   All Dollar Cost Averaging transfers will be made on the 15th day of the month unless otherwise specified. Dollar Cost Averaging transfers may not be made on the 29th, 30th and 31st of each month. The transfer must be made on a Business Day. There are two Dollar Cost Averaging programs: 6 months and 12 months.

   If you participate in Dollar Cost Averaging, the transfers made under this option are not taken into account in determining any transfer fee. Currently, there is no charge for participating in Dollar Cost Averaging. You cannot participate in Dollar Cost Averaging and the Asset Rebalancing Option at the same time.

   Dollar Cost Averaging does not assure a profit and does not protect against loss in declining markets. Dollar Cost Averaging involves continuous investment in the selected Investment Option(s) regardless of fluctuating price levels of the Investment Option(s). You should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

Asset Rebalancing Option

   We make available to the broker-dealers who sell our Policies materials that they can use to assist them in making recommendations as to investment choices within our Policies. These materials will help you and your representative determine your risk tolerance and the types of funds that match that level of risk.

   Once your money has been allocated among the Investment Options, the performance of the Accumulation Value of each option may cause your allocation to shift. If the unloaned Accumulation Value of your Policy is at least $5,000, you can direct us to automatically rebalance your Policy monthly, quarterly, semi-annually or annually to return to your original percentage allocations by selecting our Asset Rebalancing Option. The program will terminate if you make any transfer outside of the Investment Options you have selected under the Asset Rebalancing Option. The minimum period to participate in this program is 6 months. The transfer date will be the 15th of the month unless otherwise specified, except the 29th, 30th and 31st of each month. The transfer must be made on a Business Day. The Fixed Account is not part of Asset Rebalancing.

   If you participate in the Asset Rebalancing Option, the transfers made under the program are not taken into account in determining any transfer fee. Currently, there is no charge for participating in the Asset Rebalancing Option.

Asset Rebalancing Example:

   Assume that you want the Accumulation Value split between two Investment Options. You want 40% to be in the Investment Grade Bond Portfolio and 60% to be in the Mid-Cap Value Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Investment Grade Bond Portfolio now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Investment Grade Bond Portfolio to bring its value back to 40% and use the money to buy more units in the Mid-Cap Value Portfolio to increase those holdings to 60%.

Sweep Program

   You may elect to have the interest earned in the Fixed Account automatically moved into another Investment Option(s) on a monthly or quarterly basis.

Asset Allocation Option

   We recognize the value to certain Owners of having available, on a continuous basis, advice for the allocation of your money among the Investment Options available under the Policy. Certain providers of these types of services have agreed to provide such services to Owners in accordance with our administrative rules regarding such programs.

   We have made no independent investigation of these programs. We have only established that these programs are compatible with our administrative systems and rules.

   Even though we permit the use of approved asset allocation programs, the Policy was not designed for professional market timing organizations. Repeated patterns of frequent transfers may be disruptive to the operations of the Investment Options, and when we become aware of such disruptive practices, we may modify the transfer provisions of the Policy. See "Market Timing/Disruptive Transfers."

   If you participate in an approved asset allocation program, the transfers made under the program are not taken into account in determining any transfer fee. Currently, RBC does not charge for participating in an asset allocation program.

                             ACCESS TO YOUR MONEY

Loans

   We will loan you money while the Policy is in force and not in a Grace Period. The Policy will be the sole security for the loan. We will advance a loan amount not to exceed the loan value. The loan must be secured by proper assignment of the Policy. We may defer granting loans but not for more than 6 months.

   The Accumulation Value securing the loan is transferred to the Loan Account on a pro-rata basis. The amount transferred from each Investment Option and the Fixed Account will equal the ratio of the value each bears to the total unloaned Accumulation Value. If you desire other than the above, you may specify the specific Investment Option or Fixed Account from which the transfer is to be made.

   Any Indebtedness will be deducted from any amount payable under the Policy.

   No new loan may be taken that, in combination with existing loans and accrued interest, is greater than the loan value. The minimum loan amount is $250.

   Effect of a Loan. A Policy loan will result in Accumulation Value being transferred from the Investment Options or the Fixed Account to the Loan Account. A Policy loan, whether or not unpaid, will have a permanent effect on the Death Benefits and Policy values, because the amount of the Policy loan transferred to the Loan Account will not share in the investment results of the Investment Options while the Policy loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Options and/or the Fixed Account, the values and benefits under the Policy will be reduced (and the Policy may even terminate) as a result of the Policy loan.

   Furthermore, if not repaid, the Policy loan will reduce the amount of Death Benefit and Cash Surrender Value.

   If you take a loan from the Policy, the Guaranteed Minimum Death Benefit Rider terminates. See "Insurance Riders-Guaranteed Minimum Death Benefit Rider."

   Loan Value. The loan value is equal to 90% of the Accumulation Value as of the date the Authorized Request for the loan is received at the Service Center less:

      1. an amount equal to the Surrender Charge, if any, that applies if the Policy is surrendered in full;

      2. any existing Indebtedness;

      3. interest on all Indebtedness on the Policy to the next Policy Anniversary; and

      4. prior to the 9th Policy Month, an amount equal to the balance of the Monthly Deductions for the first Policy Year; or on or after the 9th Policy Month, an amount equal to the sum of the next 3 Monthly Deductions.

   Loan Interest (Charged). Interest is payable in arrears on the first interest payment due date and on each Policy Anniversary that follows at the loan interest rate that is shown on your Policy Schedule. The loan interest rate is 4%. The interest rate applies to the unpaid balance of the loan. The first interest payment is due on the Policy Anniversary next following the date of the loan. Loan interest that is not paid when due will be added to the amount of Indebtedness.

   If loan interest is not paid, the difference between the value of the Loan Account and the Indebtedness will be transferred from the Investment Options and the Fixed Account on a pro-rata basis to the Loan Account.

   Interest Credited. The Accumulation Value in the Loan Account will earn interest at a rate of 4%.

   Loan Repayment. Loans may be repaid at any time while the Policy is in force. There is no minimum loan repayment amount. Any loan repayment received will be repaid according to current Allocation of Premiums.

   Amounts received by us will be applied as Premiums unless we are otherwise instructed to apply such amounts as repayment of the loan.

   Termination for Maximum Indebtedness. The Policy, unless on Loan Extension (see below), will terminate when Indebtedness equals or exceeds the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full. Termination will be effective 61 days after we send notice of the termination to your last known address and the last known address of any assignee of record. A termination of the Policy with a loan outstanding may have Federal income tax consequences. (See the SAI-"Federal Tax Status-Tax Treatment of Loans and Surrenders.")

   Loan Extension. If the Indebtedness equals or exceeds 90% of the Cash Surrender Value and the Attained Age of the Primary Insured is 85 or greater, then the Policy will go on Loan Extension.

   When the Policy is on Loan Extension:

      1. The portion of the Accumulation Value not securing the Indebtedness will be transferred to the Fixed Account.

      2. No new loan may be taken.

      3. No new Premium payments will be accepted.

      4. The Accumulation Value will never be less than the Indebtedness.

      5. The Policy will not terminate for maximum Indebtedness.

Surrenders

   Total Surrender. You may terminate the Policy at any time by submitting an Authorized Request to our Service Center. We will pay the Cash Surrender Value to you as of the Business Day the Authorized Request is received in good order and our liability under the Policy will cease. We may assess a Surrender Charge.

   Partial Surrender. After the first Policy Year, you may surrender a part of the Cash Surrender Value by submitting an Authorized Request to the Service Center. All partial surrenders are subject to the following:

      1. A partial surrender must be for at least $250.

      2. Unless you specify otherwise, the partial surrender will be deducted on a pro-rata basis from the Fixed Account and the Investment Options. The Surrender Charge and the Partial Surrender Fee are also deducted from the Accumulation Value. You may specify if a different allocation method is to be used. However, the percentage to be taken from the Fixed Account may never be greater than the Fixed Account's percentage of the total unloaned Accumulation Value.

      3. You cannot replace the surrendered Cash Surrender Value. Unlike a loan repayment, all additional deposits will be considered Premium.

      4. Upon a partial surrender, the Specified Amount will be reduced.

      5. You can make a partial surrender 12 times each Policy Year. Partial surrenders will be limited to such amounts so that the partial surrender will not reduce the Cash Surrender Value below $500.

      6. We may assess a pro-rata portion of the Surrender Charge for any amount by which the Accumulation Value is reduced. We may also assess a Partial Surrender Fee.

   If you take a partial surrender, the Guaranteed Minimum Death Benefit Rider terminates. See "Insurance Riders-Guaranteed Minimum Death Benefit Rider."

                              FEDERAL TAX MATTERS

   Note: The Company has prepared the following information on Federal income taxes as a general discussion on the subject. It is not intended as tax advice to any person and does not purport to be a complete discussion or to cover all situations. You should consult your own tax advisor about your own circumstances. The Company has provided an additional discussion regarding taxes in the SAI.

Life Insurance in General

   Life insurance, such as this Policy, is a means of providing for death protection and setting aside money for future needs. Congress recognized the importance of such planning and provided special rules in the Internal Revenue Code (the Code) for life insurance.

   Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your life insurance policy until you take the money out. Beneficiaries generally are not taxed when they receive the Death Proceeds upon the death of the Primary Insured. Estate taxes may apply.

Taking Money Out of Your Policy

   You, as the Owner, will not be taxed on increases in the value of your Policy until a distribution occurs either as a surrender or as a loan. Under the Code, certain life insurance policies are classified as MECs. The rules regarding classification as a MEC are very complex but generally depend on the amount of Premium paid into the Policy during the first 7 contract years. A reduction in the Death Benefit during the first 7 years of the Policy could also cause the Policy to be classified as a MEC. Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC will depend on the individual circumstances of each Policy.

   If your Policy is a MEC, any loans (including loans secured by assignment or pledge of the Policy) or withdrawals from the Policy will be treated as first coming from earnings and then from your investment in the

Policy. Consequently, these earnings are included in taxable income. Furthermore, distributions from a Policy within two years before it becomes a MEC will be treated as distributions from a MEC.

   The Code also provides that any amount received from a MEC that is included in income may be subject to a 10% penalty. The penalty will not apply if the income received is:

      1. paid on or after the taxpayer reaches age 59 1/2;

      2. paid if the taxpayer becomes totally disabled (as that term is defined in the Code); or

      3. in a series of substantially equal payments made annually (or more frequently) for the life or life expectancy of the taxpayer.

   The Code further provides that multiple MECs which are issued within a calendar year period to the same Owner by one company or its affiliates are treated as one MEC for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of contracts. You should consult a tax advisor prior to purchasing more than one MEC in any calendar year period.

   If your Policy is not a MEC, any surrender proceeds will be treated as first a recovery of the investment in the Policy and to that extent will not be included in taxable income. Furthermore, any loan will be treated as Indebtedness under the Policy and not as a taxable distribution. Upon complete surrender or termination of the Policy, if the amount received plus loan Indebtedness exceeds the total Premiums paid that are not treated as previously surrendered by the Owner, the excess generally will be treated as ordinary income.

   Personal interest payable on a loan under a Policy owned by an individual is generally not deductible. Furthermore, no deduction will generally be allowed for interest on loans under Policies covering the life of any employee or officer of the taxpayer or any person financially interested in the business carried on by the taxpayer.

   (See "Federal Tax Status" in the SAI for more details.)

Diversification and Owner Control

   The Code provides that the underlying investments for a variable life policy must satisfy certain diversification requirements in order to be treated as a life insurance contract. We believe that the Investment Options are being managed so as to comply with such requirements.

   Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not the Company, would be considered the owner of the shares of the Investment Options. However, the IRS has indicated in rulings that investment decisions regarding the underlying investments must be made in the sole discretion of the Company and the manager of the underlying investments, no arrangement may exist between an Owner and the Company regarding specific investments or investment objectives for the underlying investments and an Owner may not communicate with the underlying investment manager or the Company regarding the selection, quality or rate of return of the underlying investments. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the Policy. It remains unclear to what extent under Federal tax law Owners are permitted to make transfers among the Investment Options or the number and type of Investment Options Owners may select from without being considered the owner of the shares. If any guidance is provided that is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the Owner of the Policy, could be treated as the owner of the Investment Options.

   Due to the uncertainty in this area, the Company reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

Payment Options

   Under the Payment Options, the Death Proceeds or the proceeds payable upon the Maturity Date will be paid out as annuity payments. Under the annuity tax rules in the Code, a portion of each payment in excess of an exclusion amount is includible in taxable income. The other portion of the payment is treated as a partial return of your cost basis and is not taxed. How the annuity payment is divided between taxable and non-taxable portions depends on the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your cost basis are fully includible in income.

Qualified Plans

   The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex, you should not do so until you have consulted a competent Qualified Plans consultant.

Business Use

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation plans and split dollar insurance plans. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement, the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. Moreover, in recent years, Congress and the IRS have adopted new rules relating to life insurance owned by businesses including split dollar insurance plans. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

   Effective for all employer-owned life insurance Policies issued after August 17, 2006, the tax-free death proceeds will be limited to the amount of premiums paid unless certain requirements are satisfied. These requirements also apply to employer-owned Policies issued prior to August 17, 2006 that have a material increase in the death benefit or other material change on or after such date. Employer-owned life insurance is a Policy which is owned by a person engaged in a trade or business ("policyholder") under which the policyholder (or a related person) is directly or indirectly a beneficiary under the Policy, and which covers the life of an insured who is an employee with respect to the trade or business of the policyholder. For these purposes, the term employee means all employees, including officers and highly compensated employees, as well as directors. The following requirements must be met in order for the death proceeds to be tax-free:

      1. Specific written notice must be provided to the insured, and written consent from the insured must be obtained prior to the Policy being issued; and

      2. A specific requirement regarding the insured's status with the employer must be met, such as the insured must be either (i) an employee of the policyholder at any time during the 12 month period before the insured's death, or (ii) a director or a highly compensated employee or a highly compensated individual, as defined by the Code, at the time the Policy was issued.

   Additionally, Death Proceeds paid to certain heirs of the insured will not be includible in the employer's taxable income.

   There are special recordkeeping and reporting requirements for employers that own one or more employer-owned life insurance Policies. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Tax Treatment of Assignments

   An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax advisor should you wish to assign or change the Owner of your Policy.

1035 Exchanges

   The exchange of one life insurance policy for another life insurance policy is generally not taxed unless cash is distributed or a loan is reduced as part of the exchange. However, the insured(s) under the new policy must be the same as the insured(s) under the exchanged policy.

                               STATE VARIATIONS

   Any state variations in the Policy and riders are covered in a special policy form for use in that state. This prospectus and the SAI provide a general description of the Policy and riders. Your actual Policy and any riders are the controlling documents. You should consult your Policy and riders for a further understanding of their terms and conditions and for any state-specific provisions and variances that may apply to your Policy and riders.

                                  DISTRIBUTOR

   JBS Liberty Securities, Inc. (formerly known as JBS Investment Group, LLC) ("JBS"), 8320 University Executive Park Drive, Suite 110, Charlotte, NC 28262, acts as the distributor and principal underwriter of the Policies. Prior to May 1, 2007, Tamarack Distributors Inc. was the principal underwriter of the Policies. The offering is on a continuous basis. We anticipate continuing to offer the Policy, but reserve the right to discontinue the offering. JBS is organized under the laws of the state of North Carolina and is a member of Financial Industry Regulatory Authority, Inc. (FINRA).

   JBS may offer the Policies directly to potential purchasers or through selling broker-dealers.

   The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for the Company, are also FINRA registered representatives. We pay sales commissions for the combined sale of the immediate annuity contract and the Policies. (See the SAI for further information on commissions.) JBS may offer the Policies directly to potential purchasers or through selling broker-dealers. Commissions payable to registered representatives of a broker-dealer having a selling agreement with JBS, and/or to registered representatives of a broker-dealer having a selling agreement with these broker-dealers, may be paid to such broker-dealers on behalf of their registered representatives; these broker-dealers may retain a portion of the commissions. When we compensate a broker-dealer firm, the representative responsible for the sale of the Policy will receive a portion of the compensation based on the practice of the firm. We are not involved in determining the compensation of your representative. In some circumstances and to the extent permitted by applicable regulatory requirements, JBS may also reimburse certain sales and marketing expenses or pay other forms of special compensation to selling broker-dealers. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy.

   We may also provide financial and other types of support for educational, training and client seminars sponsored by the broker-dealer. Broker-dealers often enter into selling arrangements with a number of insurance companies to sell their variable annuity and variable life insurance contracts. These broker-dealers may classify or rank the contracts for their respective organizations on a system that is based on internal criteria that may include the level of financial and other types of support, compensation arrangements, quality of service, performance, type of contract and benefits thereunder. These classifications and rankings may influence the registered representatives in their recommendations and may present conflicts of interest.

   Owners should consult the prospectuses for the Investment Options for information concerning compensation arrangements relating to the distribution of shares of the Investment Options. Owners should consult with their broker-dealers with respect to compensation and revenue sharing arrangements involved in connection with the sale of the Policies.

   The Statement of Additional Information (SAI) contains additional information regarding the distributor and sales of the Policies.

                               LEGAL PROCEEDINGS

   There are no material pending legal proceedings, other than ordinary routine litigation incidental to the Company's business, to which the Separate Account, JBS Liberty Securities, Inc. (the principal underwriter) or the Company is a party.

                             FINANCIAL STATEMENTS

   Our financial statements and the financial statements of the Separate Account are contained in the SAI. Our financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call us at 1-800-423-9398 or write to us at P.O. Box 19086, Greenville, SC 29602-9086.

                                  APPENDIX A

                                   GLOSSARY

   Accumulation Unit: A unit of measure used to calculate your Accumulation Value in the Investment Options of the Separate Account.

   Age: Issue Age is age last birthday on the Policy Date. Attained Age is the Issue Age plus the number of completed Policy Years.

   Authorized Request: A request, in a form satisfactory to us, which is received by the Service Center.

   Beneficiary: The person named in the application or at a later date to receive the Death Proceeds of the Policy or any rider(s).

   Business Day: Each day that the New York Stock Exchange is open for business. The Separate Account will be valued each Business Day.

   Death Benefit: The amount used to determine the Death Proceeds payable upon the death of the Primary Insured.

   Death Proceeds: The Death Proceeds equal the Death Benefit as of the date of the Primary Insured's death, less any Indebtedness, less any Monthly Deductions required if the Primary Insured dies during the Grace Period.

   Fixed Account: A portion of the General Account into which you can allocate Premiums or transfer Accumulation Values. It does not share in the investment experience of any Subaccount of the Separate Account.

   General Account: Our general investment account that contains all of our assets with the exception of the Separate Account and other segregated asset accounts.

   Grace Period: The 61 days that follow the date we mail a notice to you for payment if the Cash Surrender Value is not sufficient to cover the Monthly Deduction.

   Indebtedness:  Unpaid Policy loans plus unpaid Policy loan interest.

   Initial Specified Amount: The amount of coverage that will be used to determine the Death Benefit under the Guaranteed Minimum Death Benefit Rider.

   Investment Option(s): Those Investment Options available through the Separate Account.

   Loan Account: An account established within our General Account for any amounts transferred from the Fixed Account and the Separate Account as a result of loans. The Loan Account is credited with interest and is not based on the experience of any Separate Account.

   Maturity Date: The date the Accumulation Value, less any Indebtedness, becomes payable to you, if the Primary Insured is then living. See the Extension of Maturity Date provisions.

   Monthly Anniversary Day: The same day of each month as the Policy Date for each succeeding month the Policy remains in force. If the Monthly Anniversary falls on a day that is not a Business Day, any Policy transaction due as of that day will be processed the first Business Day following such date.

   Monthly Deduction: On the Policy Date and each Monthly Anniversary Day thereafter we deduct certain charges from your Policy.

   Owner: The person entitled to all the ownership rights under the Policy. The Owner is also referred to as "Policyowner," "you," "your," "yours" in this prospectus. If Joint Owners are named, all references to you or Owner shall mean Joint Owner.

   Policy Anniversary: The same month and day as the Policy Date for each succeeding year the Policy remains in force.

   Policy Date: The date by which Policy months, years and anniversaries are measured.

   Policy Month: The one month period from the Policy Date to the same date of the next month, or from one Monthly Anniversary Day to the next.

   Policy Year: The one year period from the Policy Date to the first Policy Anniversary or from one Policy Anniversary to the next.

   Premium: A payment you make toward the Policy and that does not re-pay any Indebtedness.

   Primary Insured:  The person whose life is insured under the Policy.

   Rate Class: This is anything that would affect the level of your Premium, such as health status and tobacco use.

   Separate Account: A segregated asset account maintained by us in which a portion of our assets has been allocated for this Policy and certain other policies.

   Service Center: The address on the first page of this prospectus to which notices, requests and Premiums must be sent. All sums payable to us under the Policy are payable only at the Service Center.

   Underwriting Process: The Underwriting Process begins the day we receive your application at the Service Center and ends the day we receive and approve all required documents, including the initial Premium, necessary to put the Policy in force.

                                  APPENDIX B

                              INVESTMENT OPTIONS

   The following is a summary of the investment objectives and strategies of each available Investment Option. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks of each portfolio. There is no assurance that the investment objectives will be achieved.

   See Appendix C for information concerning certain Investment Options that are no longer offered by the Company.

AIM VARIABLE INSURANCE FUNDS

   AIM Variable Insurance Funds is a mutual fund with multiple portfolios. Invesco Aim Advisors, Inc. (formerly known as A I M Advisors, Inc.) is the investment advisor. The sub-advisors are: AIM Funds Management Inc. (anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008); Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited. The following Investment Options are available under the Policy:

   AIM V.I. Capital Development Fund (Series I Shares)

          The Fund's investment objective is long-term growth of capital. The Fund seeks to meet its objective by investing primarily in equity securities of mid-capitalization companies.

   AIM V.I. Core Equity Fund (Series I Shares)

          The Fund's investment objective is growth of capital. The Fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. The Fund may also invest up to 25% of its total assets in foreign securities.

   AIM V. I. High Yield Fund (Series I Shares)

          The Fund's investment objective is to achieve a high level of current income. The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in debt securities that are determined to be below investment grade quality because they are rated BB/Ba or lower by Standard & Poor's Ratings Services, Moody's Investors Service, Inc., or any other nationally recognized statistical rating organization (NRSRO), or are determined by the portfolio managers to be of comparable quality to such rated securities. These types of securities are commonly known as "junk bonds."

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. (Class I Shares)

   American Century Variable Portfolios, Inc. is a series of funds managed by American Century Investment Management, Inc. The following Investment Options are available under the Policy:

   VP Income & Growth

          The Portfolio seeks capital growth by investing in common stocks. Income is a secondary objective. In selecting stocks for the Portfolio, the portfolio managers select primarily from large publicly traded U.S. companies. The management team strives to outperform the Standard & Poor's 500 Composite Stock Price Index over time without taking on significant additional risk.

   VP Ultra(R)

          The Fund seeks long-term capital growth by investing in common stocks considered by management to have better-than-average prospects for appreciation.

   VP Value

          This Portfolio seeks long-term capital growth as a primary objective and income as a secondary objective. It invests in well-established companies that the Portfolio's Advisor believes are undervalued at the time of purchase.

DREYFUS INVESTMENT PORTFOLIOS

   The Dreyfus Investment Portfolios is a mutual fund with multiple portfolios. The Dreyfus Corporation serves as the investment advisor to the Portfolio. Mellon Capital Management Corporation is the sub-advisor to the Portfolio. The following Investment Option is available under the Policy:

   Small Cap Stock Index Portfolio (Service Shares)

          The Portfolio seeks to match the total return of the S&P SmallCap 600 Index(R) by generally investing in a representative sample of the stocks listed in the S&P SmallCap 600 Index(R). While the Portfolio generally owns the vast majority of the stocks in the S&P SmallCap 600 Index(R), some very small stocks may be excluded from the Portfolio. The S&P SmallCap 600 Index(R) is composed of 600 domestic stocks across 10 economic sectors. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P SmallCap 600 Index(R) than smaller ones. The Portfolio may also use stock index futures as a substitute for the sale or purchase of stocks.

DREYFUS STOCK INDEX FUND, INC. (Initial Share Class)

   The Dreyfus Corporation serves as the Fund's manager. Dreyfus has hired its affiliate, Mellon Capital Management Corporation, to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments.

          The objective of this Portfolio is to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). To pursue this goal, the Portfolio generally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

JANUS ASPEN SERIES

   Janus Aspen Series is a mutual fund with multiple portfolios. Janus Capital Management LLC is the investment advisor. The following Investment Options are available under the Policy:

   Janus Aspen International Growth Portfolio (Institutional Shares)

          The Portfolio seeks long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

   Janus Aspen Small Company Value Portfolio (Service Shares)

          The Portfolio seeks capital appreciation. The Portfolio pursues its objective by investing primarily in common stocks of small companies whose stock prices are believed to be undervalued by the portfolio manager. The Portfolio invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. The Portfolio uses fundamental analysis and proprietary valuation models to select a holding of stocks for the Portfolio. The Portfolio's portfolio manager generally looks for companies that have reasonably solid fundamentals and whose stocks are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow or franchise values.

LAZARD RETIREMENT SERIES, INC. (Service Shares)

   Lazard Retirement Series, Inc. is a mutual fund with multiple portfolios. Lazard Asset Management LLC, a subsidiary of Lazard Freres & Co. LLC, a New York limited liability company, is the investment manager for each portfolio. The following Investment Option is available under the Policy:

   Lazard Retirement U.S. Small Cap Equity Portfolio (formerly, Lazard Retirement Small Cap Portfolio)

          The Portfolio seeks long-term capital appreciation. The Portfolio, under normal circumstances, will invest at least 80% of its assets in equity securities of small cap U.S. companies.

LORD ABBETT SERIES FUND, INC. (Class VC Shares)

   Lord Abbett Series Fund, Inc. is a mutual fund with multiple portfolios. Lord, Abbett & Co. LLC is the investment advisor to the portfolios. The following Investment Options are available under the Policy:

   America's Value Portfolio

          The Portfolio's investment objective is to seek current income and capital appreciation. To pursue this goal, the Portfolio normally invests in equity securities of companies with market capitalizations greater than $500 million at the time of purchase and fixed income securities of various types. This market capitalization threshold may vary in response to changes in the markets. The Portfolio generally uses a value approach to identify particular investments for the Portfolio.

   Bond-Debenture Portfolio

          The Portfolio's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. The Portfolio will provide shareholders with at least 60 days' notice of any change in this policy. These securities may include: all types of bonds, debentures, mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities.

   Growth and Income Portfolio

          The Portfolio's investment objective is long-term growth of capital and income without excessive fluctuations in market value. To pursue this goal, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that Lord, Abbett & Co. LLC believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000(R) Index, a widely-used benchmark for large-cap stock performance. As of June 30, 2007, the market capitalization range of the Russell 1000(R) Index was $1.5 billion to $472.5 billion. This range varies daily.

   Mid-Cap Value Portfolio

          The Portfolio seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. To pursue this goal, the Portfolio normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies. The Portfolio will provide shareholders with at least 60 days' notice of any change in this policy. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap(R) Index, a widely-used benchmark for mid-cap stock performance. As of June 30, 2007, the market capitalization range of the Russell Midcap(R) Index was $1.5 billion to $22.4 billion. This range varies daily.

T. ROWE PRICE EQUITY SERIES, INC.

   T. Rowe Price Equity Series, Inc. is a mutual fund with multiple portfolios.
T. Rowe Price Associates, Inc. is the investment advisor. The following Investment Options are available under the Policy:

       T. Rowe Price Blue Chip Growth Portfolio

          The Blue Chip Growth Portfolio will seek long-term growth of capital by investing primarily in common stocks of well-established large and medium-sized blue chip growth companies with the potential for above-average earnings increases. Current income is a secondary objective.

       T. Rowe Price Equity Income Portfolio-II

          The Equity Income Portfolio will seek to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. In selecting such stocks, the fund emphasizes companies that appear to be temporarily undervalued by various measures, such as price/earnings (P/E) ratios.

       T. Rowe Price Health Sciences Portfolio-II

          The Health Sciences Portfolio will seek long-term growth of capital by investing at least 80% of net assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, and the life sciences. The fund focuses primarily on U.S. stocks but may also invest up to 35% of assets in foreign securities. While the fund may purchase small-company stocks, its primary focus will be large and mid-size companies.

       T. Rowe Price Personal Strategy Balanced Portfolio

          The Personal Strategy Balanced Portfolio will seek the highest total return over time consistent with an emphasis on both capital appreciation and income. With a portfolio generally comprising 60% stocks, 30% bonds, and 10% money market securities, the fund may be appropriate for those seeking long-term capital appreciation and income. The fund's share price will fluctuate with changes in interest rates and market conditions.

VANGUARD VARIABLE INSURANCE FUND

   Vanguard Variable Insurance Fund is a mutual fund with multiple portfolios. The Vanguard Group, Inc. is the investment advisor to certain of the Portfolios. Granahan Investment Management, Inc. and The Vanguard Group, Inc. are the advisors to the Small Company Growth Portfolio. PRIMECAP Management Company is the advisor to the Capital Growth Portfolio. Accumulation Value invested in Vanguard Variable Insurance Fund will be assessed a Fund Facilitation Fee. The following Investment Options are available under the
Policy:

       Capital Growth Portfolio

          The Portfolio seeks to provide long-term capital appreciation by investing principally in mid- and large-capitalization stocks.

       Mid-Cap Index Portfolio

          The Portfolio seeks to track the performance of the Morgan Stanley Capital International(R) US MidCap 450 Index.

       REIT Index Portfolio

          The Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of the Morgan Stanley Capital International(R) US REIT Index.

       Small Company Growth Portfolio

          The Portfolio seeks to provide long-term capital appreciation by investing primarily in the common stocks of smaller companies.

       Total Bond Market Index Portfolio

          The Portfolio seeks to track the performance of the Lehman Brothers(R) U.S. Aggregate Bond Index.

       Total Stock Market Index Portfolio (this Portfolio receives investment advisory services indirectly, by investing in other Vanguard funds and portfolios)

          The Portfolio seeks to track the performance of the Standard & Poor's Total Market Index.

VARIABLE INSURANCE PRODUCTS FUNDS

   The Variable Insurance Products Fund is a mutual fund with multiple portfolios that are managed by Fidelity Management & Research Co. The following Investment Options are available under the Policy:

       Fidelity VIP Contrafund(R) Portfolio (Service Class 2)

          The VIP Contrafund Portfolio seeks long-term capital appreciation by normally investing primarily in common stocks. The Portfolio invests in securities of companies whose value the advisor believes is not fully recognized by the public. The Portfolio invests in either "growth" stocks or "value" stocks or both. It invests in domestic and foreign issuers. The advisor uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

       Fidelity VIP Growth Portfolio (Service Class 2)

          The VIP Growth Portfolio seeks to achieve capital appreciation by normally investing primarily in common stocks. The Portfolio invests in companies that the advisor believes have above-average growth potential. The Portfolio invests in domestic and foreign issuers. The advisor uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

       Fidelity VIP Investment Grade Bond Portfolio (Initial Class)

          The VIP Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities. The advisor manages the fund to have similar overall interest rate risk to the Lehman Brothers(R) U.S. Aggregate Index.

       Fidelity VIP Mid Cap Portfolio (Initial Class)

          The VIP Mid Cap Portfolio seeks long-term growth of capital by normally investing primarily in common stocks. The Portfolio normally invests at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap(R) Index or the Standard & Poor's(R) MidCap 400 Index (S&P(R) MidCap 400)). The Portfolio potentially invests in companies with smaller or larger market capitalizations. The Portfolio invests in domestic and foreign issuers. It invests in either "growth" stocks or "value" stocks or both. The advisor uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

       Fidelity VIP Money Market Portfolio (Initial Class)

          The VIP Money Market Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity. The Portfolio invests in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements. The Portfolio potentially may enter into reverse repurchase agreements. The Portfolio invests more than 25% of total assets in the financial services industries. It invests in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

          Although the Portfolio seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Portfolio can do so on a continuous basis. An investment in the Money Market Portfolio is not guaranteed. After charges are deducted from the Policy, it is possible, particularly in a lower short-term interest rate environment, that an investment in the Money Market Portfolio may result in a negative investment return.

       Fidelity VIP Overseas Portfolio (Service Class 2)

          The VIP Overseas Portfolio seeks long-term growth of capital by normally investing at least 80% of assets in non-U.S. securities. The Portfolio normally invests primarily in common stocks, allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole. The advisor uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

                                  APPENDIX C

                        DISCONTINUED INVESTMENT OPTIONS

   The Investment Options described in the Prospectus are available (as indicated) for new money, additional premiums, transfers, Dollar Cost Averaging, Asset Rebalancing and Asset Allocation.

   The following Investment Options are not available for new money, additional premium, transfers, Dollar Cost Averaging, Asset Rebalancing and Asset Allocation.

THE ALGER AMERICAN FUND (Class O Shares)

   Managed By Fred Alger Management, Inc.

       Alger American Growth Portfolio (effective July 1, 2008, the name of the
          Portfolio will change to Alger American LargeCap Growth Portfolio) Alger American Capital Appreciation Portfolio (prior to May 1, 2008, known as Alger American Leveraged AllCap Portfolio)
       Alger American MidCap Growth Portfolio

   Please see the fund prospectuses for information regarding the Investment Options, including a discussion of the investment objectives, policies, restrictions and risks, and the fees and expenses of each Investment Option.

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, Cash Surrender Values, and Accumulation Values, and to request other information about the Policy, please call us toll-free at 1-800-423-9398 or write to us at our Service Center.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is available without charge upon request by calling the toll-free number shown above. The SEC maintains an Internet Web site (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

Investment Company Act of 1940 Registration File No. 811-08781.